                                                                   Exhibit 10.76

                           ASSET PURCHASE AGREEMENT


                                  dated as of


                                 June 12, 2000


                                 by and among

                            STATION CASINOS, INC.,
                             a Nevada corporation
                                 ("Purchaser")
                                   ---------


                             SANTA FE HOTEL INC.,
                             a Nevada corporation
                                  ("Seller")
                                    ------


                                      and

                         SANTA FE GAMING CORPORATION,
                             a Nevada corporation
                                  ("Parent")
                                    ------


                                with respect to
                                 the assets of

                              SANTA FE HOTEL INC.

                               TABLE OF CONTENTS
                               -----------------

          This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

                                                                                                            Page
                                                                                                            No.
                                                                                                            ----
ARTICLE I SALE OF ASSETS AND CLOSING....................................................................       1
        1.01.   Assets..................................................................................       1
        1.02.   Liabilities.............................................................................       5
        1.03.   Net Current Assets; Purchase Price Adjustment...........................................       6
        1.04.   Purchase Price; Allocation..............................................................       9
        1.05.   Closing; Escrow.........................................................................       9
        1.06.   Intentionally Omitted...................................................................      10
        1.07.   Prorations..............................................................................      10
        1.08.   Further Assurances; Post-Closing Cooperation............................................      11
        1.09.   Third-Party Consents....................................................................      12
        1.10.   Insurance Proceeds......................................................................      12
        1.11.   Redemption of Gaming Chips and Tokens...................................................      13
        1.12.   Collection of Accounts Receivable.......................................................      13

ARTICLE II REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER..........................................      13
        2.01.   Organization of Seller and Parent.......................................................      13
        2.02.   Authority...............................................................................      13
        2.03.   No Conflicts............................................................................      14
        2.04.   Governmental Approvals and Filings......................................................      14
        2.05.   Books and Records.......................................................................      15
        2.06.   Financial Statements....................................................................      15
        2.07.   Absence of Changes......................................................................      15
        2.08.   No Undisclosed Liabilities..............................................................      17
        2.09.   Taxes...................................................................................      17
        2.10.   Legal Proceedings.......................................................................      17
        2.11.   Compliance With Laws and Orders.........................................................      18
        2.12.   Benefit Plans; ERISA....................................................................      18
        2.13.   Real Property...........................................................................      19
        2.14.   Tangible Personal Property..............................................................      21
        2.15.   Intellectual Property Rights............................................................      21
        2.16.   Contracts...............................................................................      22
        2.17.   Licenses................................................................................      23
        2.18.   Insurance...............................................................................      24
        2.19.   Affiliate Transactions..................................................................      24
        2.20.   Employees; Labor Relations..............................................................      24
        2.21.   Environmental Matters...................................................................      25
        2.22.   Inventory...............................................................................      26

        2.23.   Vehicles................................................................................      26
        2.24.   No Guarantees...........................................................................      26
        2.25.   Entire Business.........................................................................      26
        2.26.   Solvency; Sufficient Capital............................................................      27
        2.27.   Brokers.................................................................................      27

ARTICLE III REPRESENTATIONS AND WARRANTIES OF PURCHASER.................................................      27
        3.01.   Organization............................................................................      27
        3.02.   Authority...............................................................................      28
        3.03.   No Conflicts............................................................................      28
        3.04.   Governmental Approvals and Filings......................................................      28
        3.05.   Legal Proceedings.......................................................................      28
        3.06.   Brokers.................................................................................      28

ARTICLE IV COVENANTS OF PARENT AND SELLER...............................................................      29
        4.01.   Regulatory and Other Approvals..........................................................      29
        4.02.   HSR Filings.............................................................................      29
        4.03.   Investigation by Purchaser..............................................................      29
        4.04.   No Solicitations........................................................................      30
        4.05.   Conduct of Business.....................................................................      30
        4.06.   Financial Statements and Reports; Filings...............................................      30
        4.07.   Employee Matters........................................................................      31
        4.08.   Certain Restrictions....................................................................      31
        4.09.   Delivery of Books and Records, etc.; Removal of Property                                      32
        4.10.   Noncompetition..........................................................................      32
        4.11.   Notice and Cure.........................................................................      34
        4.12.   Fulfillment of Conditions...............................................................      34
        4.13.   Baggage.................................................................................      34
        4.14.   Safe Deposits...........................................................................      34
        4.15.   Valet Parking...........................................................................      35
        4.16.   Estoppel Certificates...................................................................      35
        4.17.   Computer Equipment......................................................................      35

ARTICLE V COVENANTS OF PURCHASER........................................................................      35
        5.01.   Regulatory and Other Approvals..........................................................      35
        5.02.   HSR Filings.............................................................................      36
        5.03.   Notice and Cure.........................................................................      36
        5.04.   Fulfillment of Conditions...............................................................      36

ARTICLE VI CONDITIONS TO OBLIGATIONS OF PURCHASER.......................................................      36
        6.01.   Representations and Warranties..........................................................      36
        6.02.   Performance.............................................................................      37
        6.03.   Officers' Certificates..................................................................      37
        6.04.   Orders and Laws.........................................................................      37
        6.05.   Regulatory Consents and Approvals.......................................................      37
        6.06.   Third Party Consents....................................................................      38
        6.07.   Opinion of Counsel......................................................................      38

        6.08.   Personal Property Leases................................................................      38
        6.09.   Deliveries..............................................................................      38
        6.10.   Absence of Changes......................................................................      38
        6.11.   Proceedings.............................................................................      39

ARTICLE VII CONDITIONS TO OBLIGATIONS OF SELLER.........................................................      39
        7.01.   Representations and Warranties..........................................................      39
        7.02.   Performance.............................................................................      39
        7.03.   Officers' Certificates..................................................................      39
        7.04.   Orders and Laws.........................................................................      39
        7.05.   Regulatory Consents and Approvals.......................................................      39
        7.06.   Third Party Consents....................................................................      40
        7.07.   Deliveries..............................................................................      40
        7.08.   Proceedings.............................................................................      40

ARTICLE VIII TAX MATTERS AND POST-CLOSING TAXES.........................................................      40
        8.01.   Taxes...................................................................................      40
        8.02.   Intentionally Omitted...................................................................      40
        8.03.   Pre-Closing Taxes.......................................................................      40
        8.04.   Tax Indemnification.....................................................................      40
        8.05.   Tax Cooperation.........................................................................      41
        8.06.   Notification of Proceedings; Control....................................................      41

ARTICLE IX TITLE INSURANCE..............................................................................      41
        9.01.   Title Policies and Exceptions...........................................................      41

ARTICLE X SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.............................      43
        10.01.  Survival of Representations, Warranties, Covenants and Agreements                             43

ARTICLE XI INDEMNIFICATION..............................................................................      43
        11.01.  Indemnification.........................................................................      43
        11.02.  Method of Asserting Claims..............................................................      44

ARTICLE XII TERMINATION.................................................................................      47
        12.01.  Termination.............................................................................      47
        12.02.  Effect of Termination...................................................................      48

ARTICLE XIII DEFINITIONS................................................................................      49
        13.01.  Definitions.............................................................................      49

ARTICLE XIV MISCELLANEOUS...............................................................................      59
        14.01.  Notices.................................................................................      59
        14.02.  Bulk Sales Act..........................................................................      60
        14.03.  Entire Agreement........................................................................      60
        14.04.  Expenses................................................................................      60
        14.05.  Public Announcements....................................................................      60
        14.06.  Confidentiality.........................................................................      60

        14.07.  Waiver; Remedies; Attorneys Fees........................................................      61
        14.08.  Amendment...............................................................................      61
        14.09.  No Third Party Beneficiary..............................................................      62
        14.10.  No Assignment; Binding Effect...........................................................      62
        14.11.  Headings................................................................................      62
        14.12.  Consent to Jurisdiction; Venue..........................................................      62
        14.13.  Invalid Provisions......................................................................      62
        14.14.  Governing Law...........................................................................      62
        14.15.  Counterparts............................................................................      63

                                   EXHIBITS
                                   --------

          Exhibit A           General Assignment and Bill of Sale
          Exhibit B           Assumption Agreement
          Exhibit C           Officer's Certificate of Seller
          Exhibit D           Secretary's Certificate of Seller
          Exhibit E           Officer's Certificate of Parent
          Exhibit F           Secretary's Certificate of Parent
          Exhibit G           Officer's Certificate of Purchaser
          Exhibit H           Secretary's Certificate of Purchaser
          Exhibit I           [Intentionally Omitted]
          Exhibit J           [Intentionally Omitted]
          Exhibit K           Affidavit of Nonforeign Status
          Exhibit L           Option Agreement
          Exhibit M           Title Report
          Exhibit N           Shareholders Agreement
          Exhibit O           Escrow Agreement

                                   SCHEDULES
                                   ---------

          Schedule 1.01(a)(i)         Real Property
          Schedule 1.01(a)(ii)(A)     Real Property Leases (Lessor/Sublessor)
          Schedule 1.01(a)(ii)(B)     Real Property Leases (Lessee/Sublessee)
          Schedule 1.01(a)(iii)       Tangible Personal Property
          Schedule 1.01(a)(iv)        Business Contracts
          Schedule 1.01(a)(v)         Intangible Personal Property
          Schedule 1.01(a)(vi)        Business Licenses
          Schedule 1.01(a)(vii)       Vehicles
          Schedule 1.01(b)(xii)       Personal Effects
          Schedule 1.01(b)(xiii)      Certain Gaming Devices
          Schedule 1.01(b)(xiv)       Certain Computer Equipment
          Schedule 1.01(b)(xv)        Utility Deposits
          Schedule 1.02(b)            Retained Liabilities
          Schedule 1.03(a)(ii)(A)     Prepaid Expenses
          Schedule 1.03(a)(ii)(B)     Excluded Prepaid Expenses
          Schedule 1.03(b)(iii)       Security Deposits

          Schedule 2.03             Consents (Seller)
          Schedule 2.04             Governmental Approvals and Filings (Seller)
          Schedule 2.05             Books and Records
          Schedule 2.06             Financial Statements
          Schedule 2.07             Changes in Condition
          Schedule 2.08             Undisclosed Liabilities
          Schedule 2.09(a)          Tax Return Filings
          Schedule 2.09(b)          Tax Liens
          Schedule 2.09(c)          Withholding Taxes
          Schedule 2.09(d)          Changes in Accounting
          Schedule 2.10(a)          Legal Proceedings
          Schedule 2.10(b)          Expected Legal Proceedings
          Schedule 2.10(c)          Orders
          Schedule 2.11             Noncompliance With Laws and Orders
          Schedule 2.12(a)          Employee Benefit Plans
          Schedule 2.13(b)          Title to Real Property
          Schedule 2.13(c)          Lease Defaults
          Schedule 2.13(e)          Tenant Rights
          Schedule 2.13(f)          Condition of Improvements
          Schedule 2.13(g)          Violations of Law
          Schedule 2.13(h)          Improvement Contracts
          Schedule 2.13(m)          Insurance Claims
          Schedule 2.14             Tangible Personal Property Liens
          Schedule 2.15             Intellectual Property Rights
          Schedule 2.16(a)          Contracts
          Schedule 2.16(b)          Breaches of Contracts
          Schedule 2.16(c)          Contract Termination Rights
          Schedule 2.17             Licenses
          Schedule 2.18             Insurance
          Schedule 2.19             Affiliate Transactions
          Schedule 2.20             Employee Matters
          Schedule 2.21             Environmental Matters
          Schedule 2.23             Vehicles
          Schedule 3.03             Conflicts
          Schedule 3.04             Governmental Approvals and Filings
                                    (Purchaser)
          Schedule 6.06             Third Party Consents (Purchaser Condition)
          Schedule 6.08(i)          Personal Property Leases (to be paid off by
                                    Seller)
          Schedule 6.08(ii)         Personal Property Leases (assigned to
                                    Purchaser)
          Schedule 7.06             Third Party Consents (Seller Condition)

                           ASSET PURCHASE AGREEMENT

          This ASSET PURCHASE AGREEMENT dated as of June 12, 2000 is made and entered into by and among STATION CASINOS, INC., a Nevada corporation ("Purchaser"), SANTA FE HOTEL INC., a Nevada corporation ("Seller"), and SANTA
  ---------                                                ------
FE GAMING CORPORATION, a Nevada corporation ("Parent"). Capitalized terms not
                                              ------
otherwise defined herein have the meanings set forth in Section 13.01.
                                                        -------------

          WHEREAS, Seller is engaged in the business of owning and operating the Santa Fe Hotel & Casino, located at 4949 North Rancho Drive, Las Vegas, Nevada, as well as various other related assets (collectively, the "Business"); and
                                                            --------

          WHEREAS, Seller is a wholly-owned subsidiary of Parent; and

          WHEREAS, Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase and acquire from Seller, certain of the assets of Seller relating to the operation of the Business, and in connection therewith, Purchaser has agreed to assume certain of the liabilities of Seller relating to the Business, all on the terms set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                          SALE OF ASSETS AND CLOSING

          1.01.  Assets.
                 ------

          (a)    Assets Transferred.  On the terms and subject to the
                 ------------------
conditions set forth in this Agreement, Seller will, and Parent will cause Seller to, sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase and pay for, at the Closing, all of Seller's right, title and interest in, to and under all of the Assets and Properties of Seller used or held for use in connection with the Business, free and clear of all Liens and encumbrances, except as otherwise provided in Section 1.01(b), as the
                                                        ---------------
same shall exist on the Closing Date (collectively with any proceeds and awards referred to in Section 1.10, the "Assets"), including, without limitation, the
               ------------       ------
following:

                 (i)  Real Property. The real property described in Section
                      -------------                                 -------
     1.01(a)(i) of the Disclosure Schedule, and all of the rights arising out of
     -------------------------------------
     the ownership thereof or appurtenant thereto (including, without limitation, any and all easements relating thereto) (the "Real Property"),
                                                               -------------
     together with all buildings, structures, facilities, fixtures and other improvements thereto (the "Improvements");
                                ------------

          (ii)   Real Property Leases.  Subject to Section 1.09, (A) the leases
                 --------------------              ------------
     and subleases of real property described in Section 1.01(a)(ii)(A) of the
                                                 -----------------------------
     Disclosure Schedule as to which Seller is the lessor or sublessor and (B)
     -------------------
     the leases and subleases of real property described in Section
                                                            -------
     1.01(a)(ii)(B) of the Disclosure Schedule as to which Seller is the lessee
     -----------------------------------------
     or sublessee, together with any options to purchase the underlying property and leasehold improvements thereon, and in each case all other rights, subleases, licenses, permits, deposits and profits appurtenant to or related to such leases and subleases (the leases and subleases described in subclauses (A) and (B), the "Real Property Leases");
                                  --------------------

          (iii)  Tangible Personal Property.  All furniture, fixtures,
                 --------------------------
     equipment, supplies, parts, machinery and other tangible personal property (including, without limitation, any and all tangible "gaming devices" (as defined in NRS 463.0155), gaming device parts inventory and other related gaming equipment and supplies used in connection with the operation of the casino, including, without limitation, slot machines, gaming tables, cards, dice (but excluding gaming chips and tokens) and tangible "associated equipment" (as defined in NRS 463.0136))(other than Inventory and Vehicles) used or held for use in the conduct of the Business at the locations at which the Business is conducted, or otherwise used or held for use by Seller in the conduct of the Business (including, without limitation, the items listed in Section 1.01(a)(iii) of the Disclosure Schedule), including
                     -----------------------------------------------
     any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person (the "Tangible Personal
                                                            -----------------
     Property");
     --------

          (iv)   Business Contracts.  Subject to Section 1.09, all Contracts
                 ------------------              ------------
     (other than the Real Property Leases, the Personal Property Leases) listed in Section 1.01(a)(iv) of the Disclosure Schedule to which Seller is a
        ----------------------------------------------
     party and which are utilized in the conduct of the Business, including, without limitation, Contracts relating to suppliers and purchase orders and marketing arrangements, but excluding any and all collective bargaining agreements, contracts for employment and independent contractor agreements (the "Business Contracts");
           ------------------

          (v)    Intangible Personal Property. All Intellectual Property used or
                 ----------------------------
     held for use and necessary to conduct the Business as it is presently conducted (including, without limitation, intangible "gaming devices" (as defined in NRS 463.0155), player tracking systems, "cashless wagering systems" (as defined in NRS 463.014) and intangible "associated equipment" (as defined in NRS 463.0136)), and all goodwill associated therewith, and all rights, privileges, claims, causes of action and options relating or pertaining to the Intellectual Property, the Business or the Assets, including, without limitation, the name "Santa Fe Hotel & Casino" and any derivative names and related marks (provided that Seller and Parent shall have the right, but not the obligation, to continue to utilize their respective corporate names for a period of nine (9) months so long as such names or any derivation thereof are not used by Seller or Parent directly in the operation of any hotel/resort or gaming business), designs, and logos, together with all of Seller's right, title and interest in, to and under the items listed in Section 1.01(a)(v) of the Disclosure Schedule
                               ---------------------------------------------
     (the "Intangible Personal Property");
           ----------------------------

          (vi)   Licenses.  To the extent their transfer to Purchaser is
                 --------
     permitted under applicable Laws, and subject to Section 1.09, all Licenses
                                                     ------------
     (including applications therefor) utilized in and necessary to conduct and promote the Business as it is presently conducted, including, without limitation, the Licenses listed in Section 1.01(a)(vi) of the Disclosure
                                        -------------------------------------
     Schedule (the "Business Licenses");
     --------       -----------------

          (vii)  Vehicles.  Subject to Section 1.01(b)(xii) and, if applicable,
                 --------              --------------------
     Section 1.09, all motor vehicles owned or leased by Seller and used or held
     ------------
     for use in the conduct of the Business, including but not limited to the vehicles listed in Section 1.01(a)(vii) of the Disclosure Schedule (the
                        -----------------------------------------------
     "Vehicles");
      --------

          (viii) Advance Reservations and Deposits.  All advance reservations,
                 ---------------------------------
     bookings and room deposits applicable to any period following the Closing, and originals of casino credit files with respect to the casino operations, and any telephone numbers used exclusively in connection with the Business (the "Advance Reservations and Deposits");
           ---------------------------------

          (ix)   Customer Lists.  All customer lists and databases relating to
                 --------------
     the Business (the "Customer Lists");
                        --------------

          (x)    Books and Records.  All Books and Records used or held for
                 -----------------
     use in the conduct of the Business or otherwise relating to the Assets in all mediums of expression (including, without limitation, such books and records required by the Nevada Gaming Authorities to be maintained at the casino), other than the Excluded Books and Records (the "Business Books and
                                                              ------------------
     Records").  Purchaser shall cooperate and afford Seller, its counsel and
     -------
     its accountants, during normal business hours, reasonable access to the Business Books and Records after the Closing Date; and

          (xi)   Other Assets and Properties.  All other Assets and Properties
                 ---------------------------
     (but in no event any Liabilities other than the Assumed Liabilities) of Seller used or held for use in connection with the Business except as otherwise provided in Section 1.01(b) (the "Other Assets").
                           ---------------       ------------

          To the extent any of the Business Books and Records are items susceptible to duplication and are either (x) used or reasonably expected to be used in connection with any of Seller's, Parent's or any of their Affiliates' businesses other than the Business or (y) are required by Law to be retained by Seller, Parent or any of their Affiliates, Seller may deliver photostatic copies or other reproductions from which, in the case of Business Books and Records referred to in clause (x), information solely concerning Seller's, Parent's or any of their Affiliates' businesses other than the Business has been deleted.

          (b)    Excluded Assets.  Notwithstanding anything in this Agreement
                 ---------------
to the contrary, the following Assets and Properties of Seller (the "Excluded
                                                                     --------
Assets") shall be excluded from and shall not constitute Assets:
------

                 (i)  Insurance.  Subject to Section 1.10, life insurance
                      ---------              ------------
     policies of officers and other employees of Seller and all other insurance policies relating to the operation of the Business;

                 (ii)   Employee Benefit Plans.  All assets owned or held by
                        ----------------------
     any Benefit Plans;

                 (iii)  Tax Refunds.  All refunds or credits, if any, of Taxes
                        -----------
     due to or from Seller;

                 (iv)   Excluded Books and Records.  The minute books, stock
                        --------------------------
     transfer books and corporate seal of Seller and any other Books and Records relating solely to the Excluded Assets or the Retained Liabilities, except for such Books and Records required by the Nevada Gaming Authorities to be maintained at the Business (the "Excluded Books and Records");
                                      --------------------------

                 (v)    Litigation Claims.  Any rights (including
                        -----------------
     indemnification) and claims and recoveries under litigation of Seller against third parties arising out of or relating to events prior to the Closing Date;

                 (vi)   Excluded Obligations.  The rights of Seller in, to and
                        --------------------
     under all Contracts of any nature, the obligations of Seller under which are not expressly assumed by Purchaser pursuant to Section 1.02(b) and
                                                        ---------------
     Section 1.03(b);
     ---------------

                 (vii)  Excluded Prepaid Expenses.  The prepaid expenses
                        -------------------------
     relating to the Business listed in Section 1.03(a)(ii)(B) of the Disclosure
                                        ----------------------------------------
     Schedule (the "Excluded Prepaid Expenses");
     --------       -------------------------

                 (viii) Gaming Chips and Tokens.  Subject to Section 1.11, all
                        -----------------------              ------------
     of Seller's gaming chips and tokens (including all (i) slot machine tokens not currently in circulation, and (ii) "reserve" chips, if any, not currently in circulation), except that at Purchaser's written election made no later than the earlier of the Closing or the date that is three (3) months following the date of this Agreement, such chips and tokens may be acquired by Purchaser at the Closing without further consideration other than Purchaser's assumption of Seller's liability with respect to chips or tokens in circulation;

                 (ix)   Cash.  Cash (including checks received prior to the
                        ----
     close of business on the Closing Date, whether or not deposited or cleared prior to the close of business on the Closing Date), commercial paper, certificates of deposit and other bank deposits, treasury bills and other cash equivalents, other than Casino Cash;

                 (x)    Receivables.  Accounts, notes and other receivables
                        -----------
     (including casino markers);

                 (xi)   Option Property.  The Option Property;
                        ---------------

                 (xii)  Personal Effects.  The personal effects, the Ford
                        ----------------
     Explorer motor vehicle, and the executive office furniture and equipment described in Section 1.01(b)(xii) of the Disclosure Schedule;
                  -----------------------------------------------

                 (xiii) Certain Gaming Devices.  The gaming devices not
                        ----------------------
      currently in use in the operation of the Business, which are described in
      Section 1.01(b)(xiii) of the Disclosure Schedule;
      ------------------------------------------------

                 (xiv)  Certain Computer Equipment. The computer hardware,
                        --------------------------
     software and other computer-related equipment described in Section
                                                                -------
     1.01(b)(xiv) of the Disclosure Schedule (the "Computer Equipment");
     ---------------------------------------       ------------------

                 (xv)   Utility Deposits.  All deposits held for the benefit of
                        ----------------
     Seller by any utility company, more specifically described in Section
                                                                   -------
     1.01(b)(xv) of the Disclosure Schedule; and
     --------------------------------------

                 (xvi) Seller's rights under this Agreement and the Operative Agreements.

          1.02.  Liabilities.
                 -----------

          (a)    Assumed Liabilities.  In connection with the sale, transfer,
                 -------------------
conveyance, assignment and delivery of the Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser will assume and agree to pay, perform and discharge when due the following obligations of Seller arising in connection with the operation of the Business, as the same shall exist on or after the Closing Date (collectively with the Current Liabilities described in Section 1.03, the "Assumed
                                          ------------       -------
Liabilities"), and no others:
-----------

                 (i)    Real Property Lease Obligations.  All obligations of
                        -------------------------------
     Seller under the Real Property Leases arising and to be performed on or after the Closing Date, and excluding any such obligations arising or to be performed prior to the Closing Date;

                 (ii)   Obligations under Contracts and Licenses.  All
                        ----------------------------------------
     obligations of Seller under the Business Contracts and Business Licenses arising and to be performed on or after the Closing Date, but excluding any such obligations arising or to be performed prior to the Closing Date; and

                 (iii)  Reservations.  All obligations of Seller with respect to
                        ------------
     hotel room and entertainment reservations (including ice skating rink, bowling and banquet reservations) at the Property.

          (b)    Retained Liabilities.  Except for the Assumed Liabilities,
                 --------------------
Purchaser shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, any Liabilities of Seller (including, without limitation, all Players Club Liabilities relating to members of Seller's "slot club" who shall not have earned any additional credits in such slot club after the date which is six months prior to the Closing Date, or any other liabilities related to the Business) of any kind, character or description whatsoever, including those Liabilities listed in Section 1.02(b) of the
                                                  ----------------------
Disclosure Schedule (the "Retained Liabilities") and all Liabilities and
-------------------       --------------------
obligations under collective bargaining agreements, whether oral or written, to which Seller is a party; any decision or order of the NLRB, any judicial decision or order enforcing a decision or order of the NLRB or any decision or order of an NLRB Administrative Law Judge, whether or not any such decision or order specifies a remedy, and regardless of what type of remedy ordered, including but not limited to provisional, injunctive, or final remedies of any kind; any agreement in settlement of any unfair labor practice charge or employee grievance, whether formal or informal, and whether with or without the approval of an NLRB Administrative Law Judge, NLRB General Counsel, any NLRB Regional Director or other NLRB representative or agent, the NLRB, or a court of law, and regardless of the charging party's participation or non-participation; any NLRB advisory opinion or declaratory order, including, but not limited to, opinions or orders pertaining to jurisdictional issues; any subpoena issued to Seller by or with the authorization of an NLRB Regional Director, NLRB Administrative Law Judge, the NLRB, or a court of law. The Retained Liabilities, including, without limitation, those set forth above, apply specifically but not exclusively to the following NLRB case numbers:
28-CA-12228; 28-CA-12677; 28-CA-11679; 28-CA-11707; 28-CA-11719; 28-CA-11772;
28-CA-11826; 28-CA-11874; 28-CA-11992; 28-CA-11995; 28-CA-12021; 28-CA-12097;
28-CA-13321; 28-CA-13367-2; 28-CA-13727; 28-CA-14032; 28-CA-14122; 28-CA-14304;
28-CA-14375; 28-CA-14489; 28-CA-14758; 28-CA-14820; 28-CA-15074; 28-CA-15074-2;
28-CA-15235; 28-CA-15743-2; 28-CA-15743-3; 28-CA-16255; 28-CA-16313;
28-CA-16313-2; 28-CA-16313-3; and 28-CA-16440. Seller shall, and Parent shall cause Seller to, discharge in a timely manner or shall make adequate provision for all of the Retained Liabilities, provided that Seller shall have the ability to contest, in good faith, any such claim of liability asserted in respect thereof by any Person other than Purchaser and its Affiliates.

          1.03.  Net Current Assets; Purchase Price Adjustment.
                 ---------------------------------------------

          (a)    Current Assets. On the terms and subject to the conditions set
                 --------------
forth in this Agreement, Seller will, and Parent will cause Seller to, sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will pay for, at the Closing, all of Seller's right, title and interest in, to and under the following current assets used or held for use in connection with the Business, as the same shall exist on the Closing Date (the "Current Assets," together with
                                                  --------------
the Assets as defined in Section 1.01, the "Transferred Assets"):
                         ------------       ------------------

                 (i)    Inventory.  All inventories of office, restaurant, bar,
                        ---------
     ice skating rink, bowling, hotel, casino and other supplies (including all foods and alcoholic and non-alcoholic beverages), parts, packaging materials and other accessories related thereto which are held at, or are in transit from or to, the locations at which the Business is conducted, in each case, which are used or held for use by Seller in the conduct of the Business, including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person, together with all rights of Seller against suppliers of such inventories (the "Inventory");
                       ---------

                 (ii)   Prepaid Expenses.  All prepaid expenses relating to the
                        -----------------
     Business which are assignable by Seller, including, without limitation, the items listed in Section 1.03(a)(ii)(A) of the Disclosure Schedule, but
                     -------------------------------------------------
     excluding any Excluded Prepaid Expenses listed in Section 1.03(a)(ii)(B) of
                                                       -------------------------
     the Disclosure Schedule (the "Prepaid Expenses");
     -----------------------       ----------------

                 (iii)  Security Deposits.  All security deposits deposited by
                        -----------------
     or on behalf of Seller as lessee or sublessee under the Real Property Leases (the "Tenant Security Deposits"); and
                  ------------------------

                 (iv)   Casino Cash.  All cage cash, slot hopper and drop box
                        -----------
     cash located at the Business, together with any other cash belonging to Seller located at the Business, as of the Transfer Time (the "Casino
                                                                  -------
     Cash").
     ----

            (b)  Current Liabilities.  In connection with the sale, transfer,
                 -------------------
conveyance, assignment and delivery of the Current Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser will assume and agree to pay, perform and discharge when due the following obligations of Seller arising in connection with the operation of the Business, as the same shall exist on the Closing Date (the "Current Liabilities"), and no others:
      -------------------

                 (i)    Accounts Payable.  All obligations of Seller with
                        ----------------
     respect to accounts payable reflected or reserved against in the Closing Balance Sheet (the "Accounts Payable");
                         ----------------

                 (ii)   Accrued Expenses.  All obligations of Seller with
                        ----------------
     respect to accrued expenses reflected or reserved against in the Closing Balance Sheet, including, without limitation, Players Club Liabilities but only insofar as such liabilities relate to members of Seller's Player's Club who shall have earned credits in such Players Club after the date which is six months prior to the Closing Date, and progressive jackpots (less the reset amounts), in each case set forth on Closing Balance Sheet and schedules delivered therewith (the "Accrued Expenses"); and
                                             ----------------

                 (iii)  Security Deposits.  All security deposits listed in
                        -----------------
     Section 1.03(b)(iii) of the Disclosure Schedule deposited by or on behalf
     -----------------------------------------------
     of lessees or sublessees under any leases or subleases under which Seller is lessor or sublessor ("Lessor Security Deposits").
                              ------------------------

            (c)  Pre-Closing Purchase Price Adjustment.
                 -------------------------------------

                 (i) It is the intention of the parties hereto that Current Assets shall equal Current Liabilities as of the Closing Date.

                 (ii) On or before the fifth (5th) Business Day preceding the Closing Date, Seller shall, and Parent shall cause Seller to, prepare and deliver to Purchaser an interim balance sheet ("Interim Balance Sheet") of
                                                     ---------------------
     Seller as of the close of business on the final day of the calendar month immediately preceding the calendar month during which the Closing Date occurs; provided that if the Closing Date occurs within the first five (5) days of a calendar month, the Interim Balance Sheet shall be as of the close of business on the final day of the second calendar month immediately preceding the calendar month during which the Closing Date occurs. Such Interim Balance Sheet shall be accompanied by (A) a calculation of the difference between (a) the sum of (i) Inventory, (ii) Prepaid Expenses
     (iii) Tenant Security Deposits and (iv) Casino Cash minus (b) the sum of
     (i) Accounts Payable, (ii) Accrued Expenses and (iii) Lessor Security Deposits, each as reflected on the Interim Balance Sheet (the "Net Current
                                                                    -----------
     Assets"), and (B) a certificate of an officer of Seller to the effect that
     ------
     such calculation was prepared in accordance with the terms of this Agreement and that such Interim

     Balance Sheet presents fairly, in accordance with GAAP and the accounting practices of Seller applied on a consistent basis, the financial condition of Seller as of the close of business on the final day of the calendar month preceding the calendar month during which the Closing Date occurs.

                 (iii) In the event that there is a Deficiency with respect to the Net Current Assets calculated in accordance with clause (c)(i) above, the Purchase Price shall be reduced (on an interim basis until the final adjustment to the Purchase Price is effected pursuant to Section 1.03(d)
                                                              ---------------
     below) in an amount equal to 125% of such Deficiency.

                 (iv) In the event that there is a Surplus with respect to the Net Current Assets calculated in accordance with clause (c)(i) above, the Purchase Price shall be increased (on an interim basis until the final adjustment to the Purchase Price is effected pursuant to Section 1.03(d)
                                                              ---------------
     below) in an amount equal to the Surplus.

            (d)  Post-Closing Purchase Price Adjustment.
                 --------------------------------------

                 (i)    As promptly as practicable after the Closing Date,
     but in no event more than sixty (60) days after the Closing Date (such date on which the Closing Balance Sheet is delivered, the "Closing Financial
                                                           -----------------
     Statements Delivery Date"), Purchaser will prepare and deliver to Seller a
     ------------------------
     balance sheet of Seller as of the close of business on the day immediately preceding the Closing Date (the "Closing Balance Sheet"). The Closing
                                      ---------------------
     Balance Sheet shall be accompanied by a certificate of an officer of Purchaser to the effect that the Closing Balance Sheet presents fairly, in accordance with GAAP and the accounting practices of Seller applied on a consistent basis, the financial condition of Seller as of the close of business on the day immediately preceding the Closing Date.

                 (ii) In the event that there is a Deficiency with respect to the Net Current Assets, Seller shall pay, and Parent shall cause Seller to pay, to Purchaser, as an adjustment to the Purchase Price (as the same may have been adjusted at Closing pursuant to Section 1.03(c)), an aggregate
                                               ---------------
     amount equal to the Deficiency, less any amount that the Purchase Price has been previously reduced or plus any amount that the Purchase Price has been previously increased, in each case pursuant to subsection (c) above. If the Purchase Price was previously reduced pursuant to subsection (c) above, and such reduction exceeded the amount of the Deficiency, then Purchaser shall pay the amount of such excess to Seller. Any payments required to be made by Parent, Seller or Purchaser pursuant to this Section 1.03(d)(ii) shall
                                                     -------------------
     be made within ten (10) days of the Closing Financial Statements Delivery Date by wire transfer of immediately available funds to an account designated by the party who is to receive such payments.

                 (iii) In the event that there is a Surplus with respect to the Net Current Assets, Purchaser shall pay to Seller, as an adjustment to the Purchase Price (as the same may have been adjusted at Closing pursuant to
     Section 1.03(c)), an amount equal to the Surplus less any amount that the
     ---------------
     Purchase Price has been previously increased or plus any amount that the Purchase Price has been previously decreased, in each case pursuant to subsection (c) above. Any payments required to be made by Purchaser pursuant to this Section 1.03(d)(iii) shall be made within ten (10) days of
                      --------------------
     the Closing Financial

     Statements Delivery Date by wire transfer of immediately available funds to an account designated by the party who is to receive such payments.

          (e) Parent and Seller acknowledge and agree that there may be withheld from funds payable to Seller at the Closing such amounts as shall be necessary to comply with the provisions of NRS 360.525, 612.695, and 616B.269, or to satisfy requirements to which the Real Property or a portion thereof may be subject pursuant to NRS 244.335. To the extent any such funds are withheld from Seller by Purchaser, Purchaser shall deposit such funds into the Escrow Account to be held by the Escrow Agent until such time as Seller furnishes the Escrow Agent with receipts or certificates provided for in said statutes certifying that the applicable obligations have been paid or discharged or that funds out of the Purchase Price sufficient for such purpose are held by the Escrow Agent. If Seller does not produce such receipts, certificates or evidence within the time periods provided for in said statutes, or if any lien or other claim therefor is asserted against Purchaser or the Real Property (or any portion thereof) the Escrow Agent may pay such sums as may be required by such statutes to the appropriate authority.

          1.04.  Purchase Price; Allocation.
                 --------------------------

          (a)    Purchase Price.  Subject to adjustment as set forth in Section
                 --------------                                         -------
1.03 above and Section 6.08 below, the aggregate purchase price for the
----           ------------
Transferred Assets, the Option and the covenant of Seller contained in Section
                                                                       -------
4.10 is $205,000,000 (the "Purchase Price").  The Purchase Price shall be
----                       --------------
payable in immediately available United States funds at the Closing in the manner provided in Section 1.05. $500,000 of the Purchase Price is allocable to,
                   ------------
and deemed to be in consideration of, the covenant of Seller contained in
Section 4.10. $500,000 of the Purchase Price is allocable to, and deemed to be
------------
in consideration of, the Option. The remainder of the Purchase Price is allocable to, and deemed to be in consideration of, the Transferred Assets.

          (b)    Allocation of Purchase Price.  Purchaser and Seller shall
                 ----------------------------
negotiate in good faith prior to the Closing Date and determine the allocation of the consideration paid by Purchaser for the Transferred Assets. Each party hereto agrees (i) that any such allocation shall be consistent with paragraph
(a) above and the requirements of Section 1060 of the Code and the regulations thereunder, (ii) to complete jointly and to file separately Form 8594 with its Federal Income Tax Return consistent with such allocation for the tax year in which the Closing Date occurs, and (iii) that no party will take a position on any income, transfer or gains Tax Return, before any Governmental or Regulatory Authority charged with the collection of any such Tax or in any judicial proceeding, that is in any manner inconsistent with the terms of any such allocation without the consent of the other party.

          1.05.  Closing; Escrow. The Closing will take place at the offices of
                 ---------------
Purchaser, or at such other place as Purchaser and Seller mutually agree, at 9:00 A.M. local time, on the Closing Date and shall be deemed to occur at 11:59 p.m., Las Vegas time, on the Closing Date (the "Transfer Time"). At the Closing,
                                                -------------
Purchaser will deliver the Purchase Price (less the sum of (A) the outstanding principal amount of the Loan and (B) all accrued and unpaid interest on the
Loan) by wire transfer of immediately available funds to Stewart Title of Nevada, 3800 Howard Hughes Parkway, Suite 1400, Las Vegas, Nevada 89109,
Attention: Linda Jones, as escrow agent (the "Escrow Agent"), $1,500,000 of
                                              ------------
which shall be held in escrow for a period of no
longer than one year pursuant to the terms and conditions of the Escrow Agreement, and the remainder of which shall be distributed to the creditors of Seller and to Seller in the manner more fully described in a closing settlement statement to be prepared and approved by Seller and Purchaser. Simultaneously,
(a) Seller will, and Parent will cause Seller to, assign and transfer to Purchaser all of its right, title and interest in and to the Transferred Assets (free and clear of all Liens, other than Permitted Liens) by delivery of (i) a General Assignment and Bill of Sale substantially in the form of Exhibit A
                                                                 ---------
hereto (the "General Assignment"), duly executed by Seller, (ii) a grant,
             ------------------
bargain and sale deed in proper statutory form for recording and otherwise in form and substance reasonably satisfactory to Purchaser conveying title to the Real Property and (iii) such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably acceptable to Purchaser's counsel, as shall be effective to vest in Purchaser good title to the Transferred Assets (the General Assignment and the other instruments referred to in clauses (ii) and (iii) being collectively referred to herein as the "Assignment Instruments"), and (b) Purchaser will assume from Seller the
     ----------------------
due payment, performance and discharge of the Assumed Liabilities by delivery of
(i) an Assumption Agreement substantially in the form of Exhibit B hereto (the
                                                         ---------
"Assumption Agreement"), duly executed by Purchaser, and (ii) such other good
 --------------------
and sufficient instruments of assumption, in form and substance reasonably acceptable to Seller's counsel, as shall be effective to cause Purchaser to assume the Assumed Liabilities as and to the extent provided in Section
                                                                -------
1.02(a) (the Assumption Agreement and such other instruments referred to
-------
in clause (ii) being collectively referred to herein as the "Assumption
                                                             ----------
Instruments").  At the Closing, there shall also be delivered to Seller and
-----------
Purchaser the opinions, certificates and other contracts, documents and instruments required to be delivered under Articles VI and VII.
                                           -----------     ---

          1.06.  Intentionally Omitted.
                 ---------------------

          1.07.  Prorations.  The following prorations relating to the
                 ----------
Transferred Assets and the ownership and operation of the Business will be made as of the Closing Date, with Seller liable to the extent such items relate to any time period prior to the Closing Date and Purchaser liable to the extent such items relate to periods beginning with and subsequent to the Closing Date:

          (a)    Real estate taxes on or with respect to the Transferred Assets.

          (b) Rents, additional rents, taxes and other items payable by Seller under the Real Property Leases.

          (c) The amount of rents, additional rents, taxes and charges for sewer, water, telephone, electricity and other utilities relating to the Real Property and the real property subject to the Real Property Leases.

          (d) Prorate Closing Date hotel room revenue equally between Seller and Purchaser.

          (e) All other items normally or customarily adjusted in connection with similar transactions.

Except as otherwise agreed by the parties, the net amount of all such prorations will be settled and paid on the Closing Date. If the Closing shall occur before a real estate tax rate is fixed, the apportionment of taxes shall be based upon the tax rate for the preceding year applied to the latest assessed valuation.

          1.08.  Further Assurances; Post-Closing Cooperation.
                 --------------------------------------------

          (a) At any time or from time to time after the Closing, at Purchaser's request and without further consideration, Seller shall, and Parent shall cause Seller, to execute and deliver to Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of the Transferred Assets, and, to the full extent permitted by Law, to put Purchaser in actual possession and operating control of the Business and the Transferred Assets and to assist Purchaser in exercising all rights with respect thereto, and otherwise to cause Seller to fulfill its obligations under this Agreement and the Operative Agreements.

          (b) Effective on the Closing Date, Seller hereby constitutes and appoints Purchaser the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or Purchaser, but on behalf of and for the benefit of Purchaser: (i) to demand and receive from time to time any and all the Transferred Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all Actions or Proceedings that Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Transferred Assets; (iii) to defend or compromise any or all Actions or Proceedings in respect of any of the Transferred Assets; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as Purchaser shall deem desirable. Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason. Seller shall, and Parent shall cause Seller to, deliver to Purchaser at Closing an acknowledged power of attorney to the foregoing effect executed by Seller. Purchaser shall indemnify and hold harmless Seller from any and all Losses caused by or arising out of any breach of Law by Purchaser in its exercise of such power of attorney.

          (c) Following the Closing, each party will afford the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data relating to the Business in its possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party in connection with (i) the preparation of Tax Returns, (ii) the determination or enforcement of rights and obligations under this Agreement,
(iii) compliance with the requirements of any Governmental or Regulatory Authority, (iv) the determination or enforcement of the rights and obligations of any party to this Agreement or any of the Operative Agreements or (v) in connection with any actual or threatened Action or Proceeding. Further each party agrees for a period extending six (6) years after the Closing Date not to destroy or otherwise dispose of any such books, records and other data unless such party shall first offer in writing to surrender such books, records and other data to the other party and such other party shall not agree in writing to take possession thereof during the ten (10) day period after such offer is made.

          (d) If, in order properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party be furnished with additional information, documents or records relating to the Business not referred to in paragraph (c) above, and such information, documents or records are in the possession or control of the other party, such other party shall use its best efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, cost and expense. Any information obtained by Seller in accordance with this paragraph shall be held confidential by Seller in accordance with Section 14.06.
                -------------

          (e) Notwithstanding anything to the contrary contained in this Section, if the parties are in an adversarial relationship in litigation or arbitration, the furnishing of information, documents or records in accordance with paragraphs (c) or (d) of this Section shall be subject to applicable rules relating to discovery.

          1.09.  Third-Party Consents.  To the extent that any Real Property
                 --------------------
Lease, Personal Property Lease, Business Contract or Business License is not assignable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof or a default thereunder. Parent and Seller, on the one hand, and Purchaser, on the other hand, shall use commercially reasonable efforts to obtain the consent of such other party to the assignment of any such Real Property Lease, Personal Property Lease, Business Contract or Business License to Purchaser in all cases in which such consent is or may be required for such assignment. If any such consent shall not be obtained, Parent and Seller shall cooperate with Purchaser in any reasonable arrangement designed to provide for Purchaser the benefits intended to be assigned to Purchaser under the relevant Real Property Lease, Personal Property Lease, Business Contract or Business License, including enforcement at the cost and for the account of Purchaser of any and all rights of Seller against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise. If and to the extent that such arrangement cannot be made, Purchaser shall have no obligation pursuant to
Section 1.02 or otherwise with respect to any such Real Property Lease, Personal
------------
Property Lease, Business Contract or Business License. The provisions of this
Section 1.09 shall not affect the right of Purchaser not to consummate the
------------
transactions contemplated by this Agreement if the condition to its obligations hereunder contained in Section 6.06 has not been fulfilled.
                       ------------

          1.10.  Insurance Proceeds. If any of the Transferred Assets are
                 ------------------
destroyed or damaged or taken in condemnation, the insurance proceeds or condemnation award or claim for insurance proceeds or condemnation award with respect thereto shall be an Asset. At the Closing, Seller shall, and Parent shall cause Seller to, pay or credit to Purchaser any such insurance proceeds or condemnation awards received by it on or prior to the Closing and shall assign to or assert for the benefit of Purchaser all of its rights against any insurance companies, Governmental or Regulatory Authorities and others with respect to such damage, destruction or condemnation. As and to the extent that there is available insurance under policies maintained by Seller and its Affiliates, predecessors and successors in respect of any Assumed Liability, except for any such insurance proceeds with respect to which the insured is directly or indirectly self-insured or has agreed to indemnify the insurer, Parent and Seller shall cause such insurance to be applied toward the payment of such Assumed Liability. The provisions of this Section 1.10 shall not affect the
                                               ------------
right of Purchaser not to consummate the transactions contemplated by this Agreement if the condition to its obligations hereunder contained in Section
                                                                     -------
6.10 has not been fulfilled.
----

          1.11.  Redemption of Gaming Chips and Tokens.  In the event that
                 -------------------------------------
Purchaser does not elect to acquire Seller's chips and tokens pursuant to
Section 1.01(b)(viii), Purchaser shall (i) redeem as Seller's agent, but without
---------------------
any liability therefor, any gaming chips, tokens, racebook, sportsbook and keno tickets (from any series in use as of or prior to the Transfer Time) of Seller relating to the use and operation of the Business, which are presented by patrons of the Business or Purchaser within the applicable Nevada statutory time periods for such redemptions, (ii) be reimbursed by Seller for redeeming Seller's gaming chips, tokens, racebook, sportsbook and keno tickets, to the extent redeemed by Purchaser during such statutory periods, and (iii) be reimbursed as often as weekly by Seller, upon delivery to Seller of Seller's gaming chips, tokens, racebook, sportsbook and keno tickets. In such event, Parent and Seller agree to make arrangements for additional redemption of its gaming chips, tokens, racebook, sportsbook and keno tickets as required by Nevada law.

          1.12.  Collection of Accounts Receivable.  For a period of ninety (90)
                 ---------------------------------
days following the Closing Date, Purchaser shall use commercially reasonable efforts in the ordinary course of business to collect all accounts receivable of the Business and promptly remit the proceeds to Seller. Upon the expiration of such ninety (90) day period, Purchaser shall thereafter be under no obligation to use such efforts to collect such accounts receivable; provided, however, that
                                                         --------  -------
any such accounts receivable actually collected thereafter by Purchaser shall be promptly remitted to Seller.

                                  ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER

          Parent and Seller hereby jointly and severally represent and warrant to Purchaser:

          2.01.  Organization of Seller and Parent.
                 ---------------------------------

          (a) Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada, and has full corporate power and authority to conduct the Business as and to the extent now conducted and to own, use or lease the Transferred Assets. Seller has no subsidiaries other than Sahara Parkville, Inc., a Missouri corporation.

          (b) Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada, and has full corporate power and authority to conduct its business as and to the extent now conducted and to own the capital stock of Seller.

          2.02.  Authority.  Each of Parent and Seller have full corporate power
                 ---------
and authority to execute and deliver this Agreement and the Operative Agreements to which they are a party, to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including, without limitation, to sell and transfer (pursuant to this Agreement) the Transferred Assets. The execution and delivery by Parent and Seller of this Agreement and the Operative Agreements to which they are a party, and the performance by Parent and Seller of their obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors and Shareholders of Seller and the Board of Directors of Parent, no other corporate action on the part of Parent or Seller or the stockholders or either Parent or Seller being necessary. This Agreement has been duly and validly executed and delivered by Parent and Seller and constitutes, and upon the execution and delivery by Parent and Seller of the Operative Agreements to which they are a party, such Operative Agreements will constitute, legal, valid and binding obligations of Parent and Seller enforceable against Parent and Seller in accordance with their terms.

          2.03.  No Conflicts.  The execution and delivery by Parent and Seller
                 ------------
of this Agreement do not, and the execution and delivery by Parent and Seller of the Operative Agreements to which each is a party, the performance by Parent and Seller of their obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

          (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws (or other comparable corporate charter documents) of either Parent or Seller;

          (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 2.04 of the
                                                       -------------------
Disclosure Schedule, conflict with or result in a violation or breach of any
-------------------
term or provision of any Law or Order applicable to Parent, Seller, or any other Affiliates of Parent, or any of the Assets and Properties of Seller, Parent or any other Affiliates of Parent; or

          (c)    except as disclosed in Section 2.03 of the Disclosure Schedule,
                                        ---------------------------------------
(i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Parent, Seller or any other Affiliates of Parent to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Parent, Seller or any other Affiliates of Parent, or any of the Assets and Properties of Seller, Parent or any other Affiliates of Parent under, any Contract or License to which Seller, Parent or any other Affiliates of Parent, is a party or by which any of the Assets and Properties of Seller, Parent or any other Affiliates of Parent are bound.

          2.04.  Governmental Approvals and Filings.  Except as disclosed in
                 ----------------------------------
Section 2.04 of the Disclosure Schedule, no consent, approval or action of,
---------------------------------------
filing with or notice to any Governmental or Regulatory Authority on the part of Parent or Seller is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

          2.05.  Books and Records.  Except as disclosed in Section 2.05 of the
                 -----------------                          -------------------
Disclosure Schedule, none of the Business Books and Records is recorded, stored,
-------------------
maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the direct control of one or more Employees.

          2.06.  Financial Statements.  Prior to the execution of this
                 --------------------
Agreement, Seller has delivered to Purchaser true and complete copies of the following financial statements:

          (a) the audited consolidated balance sheets of the Parent as of September 30, 1999, 1998 and 1997, and the related audited consolidated statement of operations for each of the fiscal years then ended, together with a true and correct copy of the report on such audited information by Deloitte & Touche LLP, and all letters from such accountants with respect to the results of such audits, along with all unaudited consolidating statements supporting the aforementioned audited financial statements; and

          (b) the unaudited balance sheets of Seller as of March 31, 2000 and 1999, and the related unaudited statement of operations for the portion of the fiscal year then ended.

Except as set forth in the notes thereto, the accompanying accountants' reports (if any), or as disclosed in Section 2.06 of the Disclosure Schedule, all such
                             ---------------------------------------
financial statements (i) were prepared in accordance with GAAP, (ii) fairly present the financial condition and results of operations of the Parent or Seller, as the case may be, as of the respective dates thereof and for the respective periods covered thereby, and (iii) were compiled from books and records of Parent and Seller regularly maintained by management and used to prepare the financial statements of Parent or Seller, as the case may be, in accordance with the principles stated therein. Seller has maintained the Business Books and Records in a manner sufficient to permit the preparation of financial statements in accordance with GAAP.

          2.07.  Absence of Changes.  Except for the execution and delivery of
                 ------------------
this Agreement and the transactions to take place pursuant hereto on or prior to the Closing Date, to the Knowledge of Seller, since the Annual Financial Statement Date there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the Condition of the Business. Without limiting the foregoing, except as disclosed in Section
                                                                        -------
2.07 of the Disclosure Schedule, there has not occurred, between the Annual
-------------------------------
Financial Statement Date and the date hereof, any of the following:

                 (i) (x) any increase in the salary, wages or other compensation of any Employee whose annual salary is, or after giving effect to such change would be, $50,000 or more; (y) any establishment or modification of
     (A) targets, goals, pools or similar provisions in respect of any fiscal year under any Benefit Plan or any employment-related Contract or other compensation arrangement with or for Employees or (B) salary ranges, increase guidelines or similar provisions in respect of any Benefit Plan or any employment-related Contract or other compensation arrangement with or for Employees; or (z) any adoption, entering into or becoming bound by any Benefit Plan, employment-related Contract or collective bargaining agreement, or amendment, modification or termination (partial or complete) of any Benefit Plan, employment-related Contract or collective bargaining agreement, except to the extent required by applicable Law and, in the event compliance with legal requirements presented options, only to the extent the option which Seller reasonably believed to be the least costly was chosen;

                 (ii) incurrences by Seller of Indebtedness with respect to the conduct of the Business in an aggregate principal amount exceeding $1,000,000 (net of any amounts discharged during such period and excluding any refinancing of existing Indebtedness);

                 (iii) any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the plant, real or personal property or equipment of Seller used or held for use in the conduct of the Business in an aggregate amount exceeding $100,000;

                 (iv) any material change in (A) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of the Business or (B) any method of calculating any bad debt, contingency or other reserve of the Business for accounting, financial reporting or Tax purposes;

                 (v) (A) any disposition of any Assets and Properties used or held for use in the conduct of the Business, other than Inventory in the ordinary course of business consistent with past practice and other dispositions not exceeding in either case $1,000,000 in the aggregate; or
     (B) any creation or incurrence of a Lien, other than a Permitted Lien, on any Assets and Properties used or held in the conduct of the Business;

                 (vi) any entering into, amendment, modification, termination (partial or complete) or granting of a waiver under or giving any consent with respect to (A) any Contract which is required (or had it been in effect on the date hereof would have been required) to be disclosed in the Disclosure Schedule pursuant to Section 2.16(a) or (B) any License
                                     ---------------    ---
     disclosed in Section 1.01(a)(vi) of the Disclosure Schedule;
                  ----------------------------------------------

                 (vii) capital expenditures or commitments for additions to property, plant or equipment used or held for use in the conduct of the Business constituting capital assets in an aggregate amount exceeding $2,000,000;

                 (viii) any transactions (other than distributions of cash from operations by Seller to Parent) with any officer, director or Affiliate of Seller in an aggregate amount exceeding $50,000 (A) outside the ordinary course of business consistent with past practice or (B) other than on an arm's-length basis;

                 (ix) any entering into of a Contract to do or engage in any of the foregoing after the date hereof; or

                 (x) any other material transaction involving or material development affecting the Business or the Transferred Assets outside the ordinary course of business consistent with past practice.

          2.08.  No Undisclosed Liabilities.  Except as reflected or reserved
                 --------------------------
against in the balance sheet included in the Seller Consolidating Statements, the notes to the Annual Financial Statements or the accountant's report delivered with respect to the Annual Financial Statements or as disclosed in
Section 2.08 of the Disclosure Schedule or any other Section of the Disclosure
---------------------------------------
Schedule, there are no Liabilities against, relating to or affecting the Business or any of the Transferred Assets, other than Liabilities (i) incurred in the ordinary course of business consistent with past practice or (ii) which, individually or in the aggregate, are not material to the Condition of the Business.

          2.09.  Taxes.
                 -----

          (a)    Tax Return Filings.  Except as disclosed in Section 2.09(a) of
                 ------------------                          ------------------
the Disclosure Schedule, Seller has filed all Tax Returns (or the Tax Returns
-----------------------
have been filed on its behalf) required to be filed by applicable law prior to the date of the Disclosure Schedules. All Tax Returns were (and, as to Tax Returns not filed as of the date hereof, will be) true, complete and correct and filed on a timely basis. Seller (i) has paid all Taxes that are due, or claimed or asserted by any taxing authority to be due, from Seller for the periods covered by the Tax Returns or (ii) has duly and fully provided reserves adequate to pay all Taxes.

          (b)    Tax Liens.  Except as disclosed in Section 2.09(b) of the
                 ---------                          ----------------------
Disclosure Schedule, there are no Tax liens upon the assets of Seller except
-------------------
liens for Taxes not yet due.

          (c)    Withholding Taxes.  Except as disclosed in Section 2.09(c) of
                 -----------------                          ------------------
the Disclosure Schedule, Seller has complied (and until the Closing Date will
-----------------------
comply) with all applicable laws, rules, and regulations relating to the payment and withholding of Taxes (including withholding and reporting requirements under Code (S)(S)1441 through 1464, 3401 through 3406, 6041 and 6049 and similar provisions under any other laws) and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all required amounts.

          (d)   No Changes in Method of Accounting.  Except as disclosed in
                ----------------------------------
Section 2.09(d) of the Disclosure Schedule, Seller is not required to include in
------------------------------------------
income any adjustment pursuant to Code (S)481(a) by reason of a voluntary change in accounting method initiated by Seller, and the Internal Revenue Service has not proposed an adjustment or change in accounting method.

          2.10.  Legal Proceedings.  (a)  Except as disclosed in Section 2.10(a)
                 -----------------                               ---------------
of the Disclosure Schedule, there are no Actions or Proceedings pending or, to
--------------------------
the Knowledge of Seller, threatened against (excluding Actions or Proceedings that have been threatened by Carl Icahn or David Lesser or any of their respective Affiliates), relating to or affecting Seller or Parent with respect to the Business or any of its Assets and Properties which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a material diminution of the benefits contemplated by this Agreement or any of the Operative Agreements to Purchaser, or (ii) if determined adversely to Seller, could reasonably be expected to result in (x) any injunction or other equitable relief that would interfere in any material respect with the Business or (y) Losses by Seller, individually or in the aggregate with Losses in respect of other such Actions or Proceedings, exceeding $250,000;

               (b)  Except as disclosed in Section 2.10(b) of the Disclosure
                                           ---------------------------------
Schedule, there are no facts or circumstances Known to Seller that could
--------
reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to clause (a) above; and

               (c)  Except as disclosed in Section 2.10(c) of the Disclosure
                                           ---------------------------------
Schedule, there are no Orders outstanding against Parent or Seller with respect
--------
to the Business.

               2.11.  Compliance With Laws and Orders.  Except as disclosed in
                      -------------------------------
Section 2.11 of the Disclosure Schedule, Seller is not, nor has it at any time
---------------------------------------
within the last three (3) years been, nor has it received any notice that it is or has at any time within the last three (3) years been, in violation of or in default under, in any material respect, any Law or Order applicable to the Business or the Transferred Assets.

               2.12.  Benefit Plans; ERISA.  Seller (but not Parent) makes the
                      --------------------
following representations and warranties for the benefit of Purchaser:

               (a)    Section 2.12(a) of the Disclosure Schedule contains a true
                      ------------------------------------------
and complete list of each "employee benefit plan" (within the meaning of section 3(3) of the ERISA of 1974, as amended, including, without limitation, multiemployer plans within the meaning of ERISA section 3(37)), stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), whether formal or informal, oral or written, legally binding or not, under which any employee or former employee of Seller has any present or future right to benefits or under which Seller has any present or future liability. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the "Company Plans".
                                                       -------------

               (b) (i) Each Company Plan has been established and administered in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations;
(ii) each Company Plan which is intended to be qualified within the meaning of Code section 401(a) is so qualified and has received a favorable determination letter as to its qualification, and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; (iii) no Company Plan and no plan sponsored, maintained or contributed by any member of Seller's "Controlled Group" (defined as any
                                       ----------------
organization which is a member of a controlled group of organizations within the meaning of Code sections 414(b), (c), (m) or (o)), is subject to Section 302 of ERISA, Section 412 of the Code or Title IV of ERISA and neither the Company nor any member of its Controlled Group has ever sponsored, maintained or contributed to any plan subject to Section 302 of ERISA, Section 412 of the Code or Title IV of ERISA; and (iv) no Company Plan is a

Multiemployer Plan (as defined in Section 3(37) of ERISA) and no member of Seller's Controlled Group contributes to or has contributed to a Multiemployer Plan.

               (c) With respect to any Company Plan, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of Seller, threatened, and (ii) no facts or circumstances exist that could give rise to any such actions, suits or claims.

               No Company Plan exists that could result in the payment to any present or former employee of Seller of any money or other property or accelerate or provide any other rights or benefits to any present or former employee of Seller as a result of the transaction contemplated by this Agreement.

               2.13.  Real Property.
                      --------------

               (a)    Section 1.01(a)(i) of the Disclosure Schedule contains a
                      ---------------------------------------------
true and correct list of each parcel of real property owned by Seller and used or held for use in connection with the Business, and Section 1.01(a)(ii) of the
                                                     --------------------------
Disclosure Schedule contains a true and correct list of each parcel of real
-------------------
property leased by Seller (as lessor or lessee) and used or held for use in connection with the Business.

               (b)    Except as disclosed in Section 2.13(b) of the Disclosure
                                             ---------------------------------
Schedule, Seller has good and marketable fee simple title to the Real Property
--------
and the Option Property, free and clear of all Liens other than Permitted Liens. Except for the Real Property or the Option Property subject to Real Property Leases described in Section 1.01(a)(ii)(A) of the Disclosure Schedule, Seller is
                    -------------------------------------------------
in possession of the Real Property and the Option Property. Seller has adequate rights of ingress and egress with respect to the Real Property and the Option Property. To the Knowledge of Seller, none of the Real Property, the Option Property or the Improvements, or the use thereof, contravenes or violates any building, administrative, occupational safety and health or other applicable Law in any material respect (whether or not permitted on the basis of prior nonconforming use, waiver or variance).

               (c) Each Real Property Lease is a legal, valid and binding agreement, enforceable in accordance with its terms, of Seller and of each other Person that is a party thereto, and except as disclosed in Section 2.13(c) of
                                                           ------------------
the Disclosure Schedule, there is no, nor has Seller received any notice of any,
-----------------------
default (or any condition or event which, after notice or lapse of time or both, would constitute a default) by Seller nor by any other Person thereunder. Seller does not owe any brokerage commissions with respect to any such leased space.

               (d) Seller has delivered to Purchaser prior to the execution of this Agreement true and complete copies of (i) all deeds, leases, mortgages, deeds of trust, certificates of occupancy, title insurance policies, title reports, surveys and similar documents, and all amendments thereof, with respect to the Real Property and the Option Property, and (ii) all Real Property Leases (including any amendments and renewal letters) and, to the extent reasonably available, all other documents referred to in clause (i) of this paragraph (d) with respect to the real property subject to the Real Property Leases described in Section 1.01(a)(ii)(B) of the Disclosure Schedule.
   -------------------------------------------------

     (e)    Except as disclosed in Section 2.13(e) of the Disclosure Schedule,
                                   ------------------------------------------
no tenant or other party in possession of any of the real properties subject to the Real Property Leases described in Section 1.01(a)(ii)(A) of the Disclosure
                                      ----------------------------------------
Schedule has any right to purchase, or holds any right of first refusal to
--------
purchase, such properties.

     (f)    Except as disclosed in Section 2.13(f) of the Disclosure Schedule,
                                   ------------------------------------------
to the Knowledge of Seller, the Improvements are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted, are adequate and suitable for the purposes for which they are presently being used and, to the Knowledge of Seller, there are no condemnation or appropriation, environmental, zoning or other land use regulation proceedings pending or threatened against any of the Real Property, the Option Property or the Improvements, which would detrimentally affect the value of the Real Property, the Option Property or the Improvements or the use and operation of the Real Property and the Improvements as a casino, nor are there any assessments affecting the Real Property, the Option Property or the Improvements.

     (g)    Except as disclosed in Section 2.13(g) of the Disclosure Schedule,
                                   ------------------------------------------
to the Knowledge of Seller, none of the Real Property, the Option Property or the Improvements, or the use and operation thereof, contravenes or violates any building, zoning, subdivision, land use, administrative, occupational safety and health, environmental or other applicable Law in any material respect (whether or not permitted on the basis of prior nonconforming use, waiver or variance). Seller has received no notice from any Governmental or Regulatory Authority advising Seller of (i) a violation of any such Laws (whether now existing or which will exist with the passage of time) or (ii) any action which must be taken to avoid a violation thereof.

     (h)    Except as disclosed in Section 2.13(h) of the Disclosure Schedule,
                                   ------------------------------------------
to the Knowledge of Seller, there are no outstanding contracts made by Seller for the construction or repair of any improvements to the Real Property or the Option Property which have not been fully paid for.

     (i) To the Knowledge of Seller, there are no material physical defects in the Real Property or the Option Property.

     (j) To the Knowledge of Seller, the Survey, plans and specifications, warranties, and all other contracts or documents required to be delivered to Purchaser pursuant to this Agreement, are true, correct and complete copies, and are in full force and effect, without default by any party and without any right of setoff, except as disclosed in writing at the time of such delivery.

     (k) All water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required by law for Purchaser's use and operation of the Real Property as a casino are installed, or may be installed without additional consent of any third party, across public property or valid easements to the boundary lines of the Real Property.

     (l) The Real Property is zoned "C-2" and is subject to a special use permit from the City of Las Vegas to operate the Real Property as a hotel/casino with all of the amenities necessary for the operation of the Business. Seller has obtained all licenses, permits, easements, and rights-of-way, including a use permit, required from all governmental authorities having jurisdiction over the Real Property or from private parties for the use and operation of the Real Property as a hotel/casino with all of the amenities necessary for the operation of the Business, and to assure vehicular and pedestrian ingress to and egress from the Real Property.

               (m) To the Knowledge of Seller, Seller has not received any notice from any insurance carrier of any defects or inadequacies in the Real Property, or in any portion thereof, which would adversely affect the insurability thereof or the cost of such insurance. Except as disclosed in
Section 2.13(m) of the Disclosure Schedule, there are no pending insurance
------------------------------------------
claims.

               (n)    Seller is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Code, and Seller will furnish to Purchaser, and Parent
------------------
will cause Seller to furnish to Purchaser, prior to the Closing, an affidavit in the form attached hereto as Exhibit K.
                            ---------

               2.14.  Tangible Personal Property.  As of the date hereof, Seller
                      --------------------------
is in possession of and has good title to, or has valid leasehold interests in or valid rights under Contract to use, all the Tangible Personal Property, which includes all tangible personal property of Seller reflected on the balance sheet included in the unaudited consolidating financial statements of Seller delivered to Purchaser pursuant to Section 2.06 hereof and used in the preparation of the
                         ------------
Annual Financial Statements of Parent (the "Seller Consolidating Statements")
                                            -------------------------------
and tangible personal property acquired since the Annual Financial Statement Date other than tangible personal property disposed of since such date in the ordinary course of business consistent with past practice. As of the Closing Date, Seller shall be in possession of and has good and valid fee title to all such Tangible Personal Property. All the Tangible Personal Property is free and clear of all Liens, other than Permitted Liens and Liens disclosed in Section
                                                                      -------
2.14 of the Disclosure Schedule, and is in good working order and condition,
-------------------------------
ordinary wear and tear excepted, and its use complies in all material respects with all applicable Laws.

               2.15.  Intellectual Property Rights.  Seller and/or Parent has
                      ----------------------------
interests in or uses only the Intellectual Property disclosed in Section
                                                                 -------
1.01(a)(v) of the Disclosure Schedule in connection with the conduct of the
-------------------------------------
Business, each of which either Seller or Parent either has all right, title and interest in or a valid and binding right under Contract to use, excluding any such Intellectual Property used by Seller in the operation of the Business under third party license agreements. Parent does not own any Intellectual Property reasonably necessary to the operation of the Business. Seller owns all rights to the trade name "Santa Fe Hotel & Casino". No other Intellectual Property is used or necessary in the conduct of the Business. Except as disclosed in Section 2.15
                                                                    ------------
of the Disclosure Schedule, (i) Seller has the exclusive right to use the
--------------------------
Intellectual Property disclosed in Section 1.01(a)(v) of the Disclosure
                                   ------------------------------------
Schedule, (ii) all registrations with and applications to Governmental or
--------
Regulatory Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any Taxes or maintenance fees or the taking of any other actions by Seller to maintain their validity or effectiveness, (iii) there are no restrictions on the direct or indirect transfer of any Contract, or any interest therein, held by Seller in respect of such Intellectual Property, (iv) Seller has delivered to Purchaser prior to the execution of this Agreement documentation with respect to any invention, process, design, computer program or other know-how or trade secret included in such Intellectual Property, which documentation is accurate in all material respects and reasonably sufficient in detail and content to identify and explain such invention, process, design, computer program or other know-how or trade secret and to facilitate its full and proper use without reliance on the special knowledge or memory of any Person, (v) Seller has taken reasonable security measures to protect the secrecy, confidentiality and value of its trade secrets in respect of the Business, (vi) Seller is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any Contract to use such Intellectual Property and (vii) to the Knowledge of Seller, no such Intellectual Property is being infringed by any other Person. Seller has not received notice that Seller is infringing any Intellectual Property of any other Person in connection with the conduct of the Business, no claim is pending or, to the Knowledge of Seller, has been made to such effect that has not been resolved and, to the Knowledge of Seller, Seller is not infringing any Intellectual Property of any other Person in connection with the conduct of the Business. To the extent any of the Intellectual Property disclosed in Section 1.01(a)(v) of the Disclosure Schedule is owned by Parent,
             ---------------------------------------------
Parent hereby covenants and agrees to transfer or contribute to Seller all such Intellectual Property owned by Parent prior to the Closing.

               2.16.  Contracts.
                      ---------

               (a)    Section 2.16(a) of the Disclosure Schedule (with paragraph
                      ------------------------------------------
references corresponding to those set forth below) contains a true and complete list of each of the following Contracts or other arrangements (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been delivered to Purchaser prior to the execution of this Agreement) to which Seller is a party or by which any of the Transferred Assets is bound:

                      (i) (A) all Contracts (excluding Benefit Plans) providing for a commitment of employment or consultation services for a specified or unspecified term to, or otherwise relating to employment or the termination of employment of, any Employee, the name, position and rate of compensation of each Employee party to such a Contract and the expiration date of each such Contract; and (B) any written or unwritten representations, commitments, promises, communications or courses of conduct (excluding Benefit Plans and any such Contracts referred to in clause (A)) involving an obligation of Seller to make payments in any year, other than with respect to salary or incentive compensation payments in the ordinary course of business, to any Employee exceeding $25,000 or any group of Employees exceeding $100,000 in the aggregate;

                    (ii) all Contracts with any Person containing any provision or covenant prohibiting or limiting the ability of Seller to engage in any business activity or compete with any Person in connection with the Business or , except as provided in Section 4.10, prohibiting or
                                                  ------------
     limiting the ability of any Person to compete with Seller in connection with the Business;

                    (iii) all partnership, joint venture, shareholders' or other similar Contracts with any Person in connection with the Business;

                    (iv) all Contracts with distributors, dealers, manufacturer's representatives, sales agencies or franchises with whom Seller deals in connection with the Business;

                      (v) all Contracts relating to the future disposition or acquisition of any Transferred Assets, other than dispositions or acquisitions of Inventory in the ordinary course of business consistent with past practice;

                      (vi) all collective bargaining or similar labor Contracts covering any Employee; and

                      (vii) all other Contracts (other than Benefit Plans, the Real Property Leases and insurance policies listed in Section 2.18 of the
                                                           -------------------
     Disclosure Schedule) with respect to the Business that (A) involve the
     -------------------
     payment or potential payment, pursuant to the terms of any such Contract, by or to Seller of more than $100,000 annually and (B) cannot be terminated within thirty (30) days after giving notice of termination without resulting in any material cost or penalty to Seller.

               (b)    Each Contract required to be disclosed in Section 2.16(a)
                                                                ---------------
of the Disclosure Schedule is in full force and effect and constitutes a legal,
--------------------------
valid and binding agreement, enforceable in accordance with its terms, of each party thereto; and except as disclosed in Section 2.16(b) of the Disclosure
                                          ---------------------------------
Schedule neither Seller nor, to the Knowledge of Seller, any other party to such
--------
Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract) in any material respect.

               (c)    Except as disclosed in Section 2.16(c) of the Disclosure
                                             ---------------------------------
Schedule, the execution, delivery and performance by Seller of this Agreement
--------
and the Operative Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not (A) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (B) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (C) result in the creation or imposition of any Lien upon Seller or any of its Assets and Properties under, any Business Contract.

               2.17.  Licenses.  Section 1.01(a)(vi) of the Disclosure Schedule
                      --------   ----------------------------------------------
contains a true and complete list of all material Licenses used or held for use in the Business (and all pending applications for any such Licenses), setting forth the grantor, the grantee, the function and the expiration and renewal date of each. Prior to the execution of this Agreement, Seller has delivered to Purchaser true and complete copies of all such Licenses. Except as disclosed in
Section 2.17 of the Disclosure Schedule:
---------------------------------------

                      (i) Seller owns or validly holds in its name all Licenses that are material, individually or in the aggregate, to the Business;

                      (ii) each Business License is valid, binding and in full force and effect;

                      (iii) Seller is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any Business License; and

                    (iv) the execution, delivery and performance by Seller of this Agreement and the Operative Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not
     (A) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (B) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (C) result in the creation or imposition of any Lien upon Seller or any of its Assets and Properties under, any Business License.

             2.18.  Insurance.  Section 2.18 of the Disclosure Schedule contains
                    ---------   ---------------------------------------
a true and complete list (including the names and addresses of the insurers, the names of the Persons to whom such Policies have been issued, the expiration dates thereof, the annual premiums and payment terms thereof, whether it is a "claims made" or an "occurrence" policy and a brief description of the interests insured thereby) of all liability, property, workers' compensation and other insurance policies currently in effect that insure the Business, the Employees or the Transferred Assets. Each such insurance policy is valid and binding and in full force and effect, no premiums due thereunder have not been paid and Seller has not received any notice of cancellation or termination in respect of any such policy or is in default thereunder. Such insurance policies are placed with financially sound and reputable insurers and, in light of the nature of the Business and the Transferred Assets, are in amounts and have coverages that are reasonable and customary for Persons engaged in such business and having such Assets and Properties. Neither Seller nor the Person to whom such policy has been issued has received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause.

             2.19.  Affiliate Transactions.  Except as disclosed in Section 2.19
                    ----------------------                          ------------
of the Disclosure Schedule, (i) no officer, director or Affiliate of Parent or
--------------------------
Seller provides or causes to be provided any assets, services or facilities used or held for use in connection with the Business, and (ii) the Business does not provide or cause to be provided any assets, services or facilities to any such officer, director or Affiliate. Except as disclosed in Section 2.19 of the
                                                       -------------------
Disclosure Schedule, each of the transactions listed in Section 2.19 of the
-------------------                                     -------------------
Disclosure Schedule is engaged in on an arm's-length basis.
-------------------

             2.20.  Employees; Labor Relations.  (a) Except as disclosed in
                    --------------------------
Section 2.20 of the Disclosure Schedule, (i) no Employee is presently a member
---------------------------------------
of a collective bargaining unit, and (ii) to the Knowledge of Seller, no unfair labor practice charge or sex, age, race or other discrimination claim has been brought during the last five (5) years against Seller with respect to the conduct of the Business before the NLRB, the EEOC or any other Governmental or Regulatory Authority, and Seller has not received any notice of any kind regarding any such unfair labor practice charge or discrimination claim. Since December 31, 1996, there has been no work stoppage, strike or other concerted action by employees of Seller engaged in the Business. During that period, Seller has complied in all material respects with all applicable Laws relating to the employment of labor, including, without limitation, those relating to wages, hours and collective bargaining.

                    (b) Except as disclosed in Section 2.20 of the Disclosure
                                               ------------------------------
Schedule, Seller has filed and/or submitted all documents required of it as an
--------
employer, including, without
limitation, those required by the NLRA, Title VII, the NERA and federal and/or state laws regulating the payment of wages and workplace safety. Seller (i) has paid all wages and other employment-related obligations that are due or (ii) has duly and fully provided reserves adequate to pay all wages and other employment related obligations.

                         (c)  Except as disclosed in Section 2.20 of the
                                                     -------------------
Disclosure Schedule, Seller has not executed any outstanding waivers or
-------------------
comparable consents regarding the application of the statute of limitations for any labor and employment-related obligation (and no extensions have been executed on its behalf).

                         (d)  Except as disclosed in Section 2.20 of the
                                                     -------------------
Disclosure Schedule, no audits, investigative or other administrative
-------------------
proceedings or court proceedings are presently pending or, to the Knowledge of Seller, threatened, with regard to any obligation of Seller as an employer.

                         (e)  Except as disclosed in Section 2.20 of the
                                                     -------------------
Disclosure Schedule, Seller has not received any written decision, ruling and/or
-------------------
order from a government agency and/or its representative or a court (and to the Knowledge of Seller, no such decision, ruling and/or order has been threatened) related in any way to Seller's obligations as an employer.

                         (f)  Seller has made available (or in the case of
documents received and/or submitted after the Closing Date, will make available) to Purchaser complete and accurate copies of all collective bargaining agreements, other agreements and material correspondence relating to or regarding in any way the relationship between Seller and the union(s) representing bargaining unit(s) of the Employees.

               2.21.     Environmental Matters. Seller has obtained all Licenses
                         ---------------------
which are required under applicable Environmental Laws in connection with the conduct of the Business or the construction, ownership or operation of the Transferred Assets. Each of such Licenses is in full force and effect and is held in the name of Seller. Seller has conducted the Business in compliance in all material respects with the terms and conditions of all such Licenses and with any applicable Environmental Law. In addition, except as set forth in that certain Phase I Environmental Site Assessment dated May 8, 2000 prepared by Western Technologies, Inc., as Project No. 4180JL160, or as disclosed in Section
                                                                         -------
2.21 of the Disclosure Schedule (with paragraph references corresponding to
-------------------------------
those set forth below)to the Knowledge of Seller and in all material respects:

               (a) No Order has been issued, no Environmental Claim has been filed, no single penalty in an amount over $50,000 or, multiple penalties in the aggregate in an amount over $150,000, has been assessed, and no investigation or review is pending or, to the Knowledge of Seller, threatened by any Governmental or Regulatory Authority with respect to any alleged failure by Seller to possess or comply with any License required under applicable Environmental Laws in connection with the conduct of the Business or with respect to any generation, treatment, storage, recycling, transportation, discharge, disposal or Release of any Hazardous Material in connection with the Business, and to the Knowledge of Seller there are no facts or circumstances in existence which could reasonably be expected to form the basis for any such Order, Environmental Claim, penalty or investigation.

               (b) Seller does not own, operate or lease a treatment, storage or disposal facility on any of the Real Property or the Option Property requiring a permit under the Resource Conservation and Recovery Act, as amended, or under any other comparable state or local Law; and, without limiting the foregoing, (i) no polychlorinated biphenyl is or has been present, (ii) no asbestos or asbestos-containing material is or has been present, (iii) there are no underground storage tanks or surface impoundments for Hazardous Materials, active or abandoned, and (iv) no Hazardous Material has been Released in a quantity reportable under, or in violation of, any Environmental Law or otherwise Released, in the cases of clauses (i) through (iv), at, on or under any such site or facility during any period that Seller owned, operated or leased such property.

               (c) Seller has not transported or arranged for the transportation of any Hazardous Material in connection with the operation of the Business to any location that is (i) listed on the NPL under CERCLA, (ii) listed for possible inclusion on the NPL by the Environmental Protection Agency in CERCLIS or on any similar state or local list or (iii) the subject of enforcement actions by federal, state or local Governmental or Regulatory Authorities that may lead to Environmental Claims against Seller or the Business.

               (d) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, Seller in relation to any site or facility now or previously owned, operated or leased by Seller on any of the Real Property which have not been delivered to Purchaser prior to the execution of this Agreement.

               2.22.  Inventory.  All the Inventory consists of a quality and
                      ---------
quantity usable and salable in the ordinary course of business consistent with past practice, subject to normal and customary allowances in the industry for spoilage, damage and outdated items. All items included in the Inventory are the property of Seller, free and clear of any Lien other than Permitted Liens, have not been pledged as collateral, are not held by Seller on consignment from others and conform in all material respects to all standards applicable to such inventory or its use or sale imposed by Governmental or Regulatory Authorities.

               2.23.  Vehicles.  To the Knowledge of Seller, Section
                      --------                               -------
1.01(a)(vii) of the Disclosure Schedule contains a true and complete list of all
---------------------------------------
motor vehicles owned or leased by Seller or Parent and used or held for use in the conduct of the Business. Except as disclosed in Section 2.24 of the
                                                    -------------------
Disclosure Schedule, to the Knowledge of Seller, Seller has good and valid title
-------------------
to, or has valid leasehold interests in or valid rights under Contract to use, each Vehicle, free and clear of all Liens other than Permitted Liens.

               2.24.  No Guarantees.  With the exception of guarantees by Parent
                      -------------
of certain Indebtedness of Seller, none of the Liabilities of the Business or of Seller incurred in connection with the conduct of the Business in an amount over $200,000 is guaranteed by or subject to a similar contingent obligation of any other Person, nor has Seller guaranteed or become subject to a similar contingent obligation in respect of the Liabilities of any customer, supplier or other Person to whom Seller sells goods or provides services in the conduct of the Business or with whom Seller otherwise has significant business relationships in the conduct of the Business.

               2.25.  Entire Business.  The sale of the Transferred Assets by
                      ---------------
Seller to Purchaser pursuant to this Agreement will effectively convey to Purchaser the entire Business and all of the tangible and intangible property used by Seller (whether owned, leased or held under license by Seller, by any of Seller's Affiliates or by others) in connection with the conduct of the Business as heretofore conducted by Seller (except for the Excluded Assets and subject to Section 1.09), including, without
                                               ------------
limitation, all tangible Transferred Assets and Properties of Seller reflected in the Seller Consolidating Statements and all Transferred Assets and Properties acquired since the Annual Financial Statement Date in the conduct of the Business, other than the Excluded Assets and Transferred Assets and Properties disposed of since such date, consistent with Section 2.06. Except as disclosed
                                             ------------
in Section 2.26 of the Disclosure Schedule, there are no shared facilities or
   ---------------------------------------
services which are used in connection with any business or other operations of Seller or any of Seller's Affiliates other than the Business.

               2.26.  Solvency; Sufficient Capital.
                      ----------------------------

               (a) After giving effect to the transactions contemplated by this Agreement and the payment of fees and expenses in connection therewith:

                      (i) the fair saleable value of all of the assets (including goodwill) of Seller, taken as a whole, will be greater than the total amount of liabilities, including contingent, subordinated, absolute, fixed, matured or unmatured and liquidated or unliquidated liabilities, of Seller, taken as a whole; and

                      (ii) the projected cash flow from operating activities of Seller is sufficient to pay the probable liability of Seller on its existing debts as such debts become due and payable.

               (b) Seller currently pays its debts and other liabilities, contingent obligations and other commitments as they become due and payable in the normal course of business. Seller is not engaged, and is not about to engage, in business or transactions for which it has unreasonably small capital.

               2.27.  Brokers.  All negotiations relative to this Agreement and
                      -------
the transactions contemplated hereby have been carried out by Parent and Seller directly with Purchaser without the intervention of any Person on behalf of Parent or Seller in such manner as to give rise to any valid claim by any Person against Purchaser for a finder's fee, brokerage commission or similar payment.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Purchaser hereby represents and warrants to Seller as follows:

               3.01.  Organization.   Purchaser is a corporation duly organized,
                      ------------
validly existing and in good standing under the Laws of the State of Nevada. Purchaser has full corporate power and authority to enter into this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

               3.02.  Authority.  The execution and delivery by Purchaser of
                      ---------
this Agreement and the Operative Agreements to which it is a party, and the performance by Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of Purchaser, no other corporate action on the part of Purchaser or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, and upon the execution and delivery by Purchaser of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

               3.03.  No Conflicts.  The execution and delivery by Purchaser of
                      ------------
this Agreement do not, and the execution and delivery by Purchaser of the Operative Agreements to which it is a party, the performance by Purchaser of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

               (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws (or other comparable corporate charter document) of Purchaser;

               (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 3.04 of the
                                                       -------------------
Disclosure Schedule, conflict with or result in a violation or breach of any
-------------------
term or provision of any Law or Order applicable to Purchaser, its Affiliates or any of their respective Assets and Properties; or

               (c)    except as disclosed in Section 3.03 of the Disclosure
                                             ------------------------------
Schedule, (i) conflict with or result in a violation or breach of, (ii)
--------
constitute (with or without notice or lapse of time or both) a default under,
(iii) require Purchaser or any of its Affiliates to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Purchaser, its Affiliates or any of their respective Assets or Properties under, any Contract or License to which Purchaser or any of its Affiliates is a party or by which any of their respective Assets and Properties is bound.

               3.04.  Governmental Approvals and Filings.  Except as disclosed
                      ----------------------------------
in Section 3.04 of the Disclosure Schedule, no consent, approval or action of,
   ---------------------------------------
filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

               3.05.  Legal Proceedings.  There are no Actions or Proceedings
                      -----------------
pending or, to the Knowledge of Purchaser, threatened against, relating to or affecting Purchaser or any of its Assets and Properties which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

               3.06.  Brokers.  Except for Wasserstein Perella & Co., whose
                      -------
fees, commissions and expenses are the sole responsibility of Purchaser and/or its Affiliates, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser or its Affiliates directly with Seller without the intervention of any Person on behalf of Purchaser or its Affiliates in such manner as to give rise to any valid claim by any Person against Seller for a finder's fee, brokerage commission or similar payment.

                                  ARTICLE IV

                        COVENANTS OF PARENT AND SELLER

          Parent and Seller jointly and severally covenant and agree with Purchaser that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, for the period specified therein or, if no period is specified therein, indefinitely, Parent and Seller will comply with all covenants and provisions of this Article IV, except to the extent Purchaser
                                     ----------
may otherwise consent in writing.

               4.01.  Regulatory and Other Approvals.  Parent and Seller will,
                      ------------------------------
as promptly as practicable, (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of Seller to consummate the transactions contemplated hereby and by the Operative Agreements, including, without limitation, those described in Sections 2.03 and 2.04 of the Disclosure Schedule, (b) provide such other
-------------------------------------------------
information and communications to such Governmental or Regulatory Authorities or other Persons as Purchaser or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) cooperate with Purchaser in connection with the performance of its obligations under Sections 5.01 and 5.02. Parent and Seller will provide prompt notification to
-------------     ----
Purchaser when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

               4.02.  HSR Filings.  In addition to and not in limitation of
                      -----------
Parent's and Seller's covenants contained in Section 4.01, Parent and Seller
                                             ------------
will (a) take promptly all actions necessary to make the filings required of Seller or its Affiliates under the HSR Act, (b) comply at the earliest practicable date with any request for additional information received by Seller or its Affiliates from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act and (c) cooperate with Purchaser in connection with Purchaser's filing under the HSR Act and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by either the Federal Trade Commission or the Antitrust Division of the Department of Justice or state attorneys general.

               4.03.  Investigation by Purchaser.  Parent and Seller will (a)
                      --------------------------
provide Purchaser and any Person who is considering providing financing to Purchaser to finance all or any portion of the Purchase Price and their respective officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (collectively, "Representatives") with full access, upon reasonable prior notice
                ---------------
and during normal business hours, to the Employees and such other officers, employees and agents of Seller who have any responsibility for the conduct of the Business, to Seller's accountants and to the Transferred Assets, and (b) furnish Purchaser and such other Persons with all such information and data (including, without limitation, copies of Business Contracts, Business Licenses, Benefit Plans and other Business Books and Records) concerning the Business, the Transferred Assets and the Assumed Liabilities as Purchaser or any of such other Persons reasonably may request in connection with such investigation.

               4.04.  No Solicitations.  Neither Parent nor Seller will take,
                      ----------------
nor will it permit any Affiliate thereof (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Parent or Seller or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage, receive, negotiate, assist or otherwise facilitate (including by furnishing confidential information with respect to the Business or permitting access to the Assets and Properties and Books and Records of Seller) any offer or inquiry from any Person concerning the direct or indirect acquisition of the Assets or the Business by any Person other than Purchaser or its Affiliates. If Parent, Seller or any such Affiliate (or any such Person acting for or on their behalf) receives from any Person any offer, inquiry or informational request referred to above, Parent and Seller will promptly advise such Person, by written notice, of the terms of this
Section 4.04 and will promptly, orally and in writing, advise Purchaser of such
------------
offer, inquiry or request and deliver a copy of such offer, inquiry or request to Purchaser.

               4.05.  Conduct of Business.  Seller will operate, and Parent will
                      -------------------
cause Seller to operate, the Business only in the ordinary course and consistent with past practice.

               4.06.  Financial Statements and Reports; Filings.
                      -----------------------------------------

               (a) As promptly as practicable and in any event no later than ten (10) days after the end of each calendar month ending after the date hereof and before the Closing Date, or ninety (90) days after the end of each fiscal year ending after the date hereof and before the Closing Date, as the case may be, Seller will deliver, and Parent will cause Seller to deliver, to Purchaser true and complete copies of the unaudited balance sheet, and the related unaudited statement of operations, of Seller, as of and for the fiscal year then ended or as of and for the calendar month and the portion of the fiscal year then ended, as the case may be, together with the notes, if any, relating thereto, which financial statements shall be prepared on a basis consistent with the Seller Consolidating Statements. As promptly as practicable and in any event no later than 90 days after the end of each fiscal year ending after the date hereof and before the Closing Date, Parent shall also deliver to Purchaser true and complete copies of the audited consolidated balance sheets of Parent and the related audited consolidated statement of operations for each of the fiscal years then ended, together with a true and correct copy of the report on such audited information by Deloitte & Touche LLP, and all letters from such accountants with respect to the results of such audits, along with all unaudited consolidating statements supporting the aforementioned audited financial statements. In addition, Seller shall, and Parent shall cause Seller to, make Representatives of Seller's management reasonably available upon request of Purchaser to discuss Seller's operation of the Business.

               (b) As promptly as practicable, Seller will deliver, and Parent will cause Seller to deliver, to Purchaser true and complete copies of such other financial statements, reports and analyses relating to the Business as may be prepared or received by Seller, or as Purchaser may otherwise reasonably request. Purchaser shall reimburse Seller for actual out-of-pocket costs incurred for fees and expenses of outside professionals in the preparation of such items as are requested by Purchaser.

               (c) As promptly as practicable, Seller will deliver, and Parent will cause Seller to deliver, copies of all License applications and other filings made by Seller in connection with the operation of the Business after the date hereof and before the Closing Date with any Governmental or Regulatory Authority (other than routine, recurring filings made in the ordinary course of business consistent with past practice).

               4.07.  Employee Matters.
                      ----------------

               (a) Seller will administer, and Parent will cause Seller to administer, each Benefit Plan, or cause the same to be so administered, in all material respects in accordance with the applicable provisions of the Code, ERISA and all other applicable Laws. Seller will promptly notify, and Parent will cause Seller to promptly notify, Purchaser in writing of each receipt by Seller (and furnish Purchaser with copies) of any notice of investigation or administrative proceeding by the IRS, Department of Labor, PBGC or other Person involving any Benefit Plan.

               (b) Seller shall, and Parent shall cause Seller to, fully comply with all Laws governing and/or regulating the termination of the employment relationship and satisfy all obligations as an employer, including, without limitation, those imposed by WARN, ERISA, COBRA, IRCA, OSHA, Title VII, the NLRA and any state or federal law and/or regulation regulating wages, hours and/or working conditions of current and/or former employees, including, without limitation, applicants, retirees and those who in the future could be classified as such. Seller shall, and Parent shall cause Seller to, deliver all appropriate notices required under WARN no later than ten (10) days after the date of this Agreement (or such other date as Purchaser shall approve in its sole and absolute discretion).

               4.08.  Certain Restrictions.  Except as required by applicable
                      --------------------
Laws, Seller will refrain from, and Parent will cause Seller to refrain from:

               (a) disposing of any Assets and Properties used or held for use in the conduct of the Business, other than Inventory in the ordinary course of business consistent with past practice and other dispositions not exceeding $100,000 in the aggregate, or creating or incurring any Lien, other than a Permitted Lien, on any Assets and Properties used or held for use in the conduct of the Business;

               (b) entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to any Business Contract or any material Business License without Purchaser's prior written consent, which consent shall not be unreasonably withheld or delayed;

     (c) violating, breaching or defaulting under in any material respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any Business Contract or any Business License;

     (d) incurring, purchasing, canceling, prepaying or otherwise providing for a complete or partial discharge in advance of a scheduled payment date with respect to, or waiving any right of Seller under, any Liability of or owing to Seller in connection with the Business, other than in the ordinary course of business consistent with past practice;

     (e)    engaging with any Person in any Business Combination;

     (f) engaging in any transaction with respect to the Business with any officer, director or Affiliate of Seller, either outside the ordinary course of business consistent with past practice or other than on an arm's-length basis;

     (g) making capital expenditures or commitments for additions to property, plant or equipment constituting capital assets on behalf of the Business in an aggregate amount exceeding $2,000,000 except upon receipt of the written consent of Purchaser; or

     (h)    entering into any Contract to do or engage in any of the foregoing.

     4.09.  Delivery of Books and Records, etc.; Removal of Property.
            --------------------------------------------------------

     (a) On the Closing Date, Seller will deliver or make available, and Parent will cause Seller to deliver or make available, to Purchaser at the location at which the Business is conducted all of the Business Books and Records and such other Transferred Assets as are in Seller's possession at other locations, and if at any time after the Closing Seller discovers in its possession or under its control any other Business Books and Records or other Transferred Assets, it will forthwith deliver such Business Books and Records or other Transferred Assets to Purchaser. Purchaser shall cooperate and afford Seller, its counsel and its accountants, during normal business hours, reasonable access to the Business Books and Records

     (b) Within sixty (60) days after the Closing Date, Seller shall remove, and Parent shall cause Seller to remove, all Assets and Properties not being sold to Purchaser hereunder from the Real Property and Improvements. Such removal shall be at the sole cost and risk of Seller, including risk of loss and damage to such Assets and Properties. Purchaser shall have no liability to Seller with respect to such removal and transportation. Parent and Seller shall be responsible for all repairs to the Real Property and Improvements due to damage caused by Seller and its employees and agents in connection with the removal of Seller's Assets and Properties.

     4.10.  Noncompetition.
            --------------

     (a) Parent, Seller, Paul W. Lowden, David G. Lowden and Christopher W. Lowden will, for a period of three (3) years from the Closing Date, refrain from, either alone or in conjunction with any other Person, or directly or indirectly through any of their present or future Affiliates:

               (i) causing or attempting to cause (A) any client, customer or supplier of the Business to terminate or materially reduce its business with Purchaser or any of its Affiliates (provided that Seller shall be
                                              --------
     entitled to engage in general, non-directed advertising so long as such advertising is one of general circulation and is not prepared or circulated utilizing the Customer Lists of the Business or any other confidential or secret information relating to the Business); or (B) any officer, Employee or consultant of Purchaser or any of its Affiliates engaged in the Business to resign or sever a relationship with Purchaser or any of its Affiliates;

               (ii) disclosing (unless compelled by judicial or administrative process) or using any confidential or secret information relating to the Business or any client, customer or supplier of the Business; or

               (iii) directly or indirectly, engaging, or participating in, or having any interest as a shareholder, partner, joint venturer, proprietor, employee, officer, director, agent, security holder, creditor or consultant, or in any other capacity (other than through the ownership of 5% or less of any class of securities registered under the Securities Exchange Act of 1934, as amended), or having any other direct or indirect financial interest in or in connection with, the business or operations of any business, firm, person, partnership, corporation, enterprise or concern, which owns or operates a hotel/casino within (A) the area commonly known as the "Summerlin" planned community development as it exists on the date of this Agreement, and (B) a five (5) mile radius of the location of the Business (with the exception of (I) the Las Vegas Strip (which is defined as that area bounded by Paradise Road and straight extensions thereof on the East, Charleston Boulevard on the North, I-15 on the West, and Sunset Road on the South) and (II) Downtown Las Vegas (which is defined as that area bounded by Eastern Avenue and straight extensions thereof on the East, I-515 (U.S. Highway 93/95) on the North, I-15 on the West, and Charleston Boulevard on the South)).

          (b) The parties hereto recognize that the Laws and public policies of the various states of the United States may differ as to the validity and enforceability of covenants similar to those set forth in this Section. It is the intention of the parties that the provisions of this Section be enforced to the fullest extent permissible under the Laws and policies of each jurisdiction in which enforcement may be sought, and that the unenforceability (or the modification to conform to such Laws or policies) of any provisions of this Section shall not render unenforceable, or impair, the remainder of the provisions of this Section. Accordingly, if any provision of this Section shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall be deemed to apply only with respect to the operation of such provision in the particular jurisdiction in which such determination is made and not with respect to any other provision or jurisdiction. If any of the covenants contained in this Section 4.10, or any part thereof, is held to be
                            ------------
unenforceable because of the duration of such provisions or the area covered thereby, Seller and Parent agree that the court making such determination shall have the power to reduce the duration and the area or both of any such provision and, in its reduced form, said provision shall then be enforceable. The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in this Section 4.10 upon the courts of any Nevada within the
                  ------------
geographical scope of such covenants.

     (c) The parties hereto acknowledge and agree that any remedy at Law for any breach of the provisions of this Section 4.10 would be inadequate, and
                                     ------------
Parent and Seller hereby consent to the granting by any court of an injunction or other equitable relief, without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained. Parent and Seller acknowledge and agree that the scope and duration of the provisions of this Section 4.10 are reasonable in all
                                       ------------
respects.

     (d)    The provisions of this Section 4.10 are intended to supplement and
                                   ------------
not supercede or contradict in any manner the terms, conditions, covenants and agreements contained in that certain Non-Competition Agreement dated as of November 15, 1999, as amended, by and among Seller, Parent, Purchaser and the various other parties thereto (the "Non-Competition Agreement"). To the extent
                                    -------------------------
that any provision contained in this Section 4.10 conflicts with any provision
                                     ------------
contained in the Non-Competition Agreement in such a manner as to directly contradict the terms and conditions contained in the Non-Competition Agreement, the terms of the Non-Competition Agreement shall control.

     4.11.  Notice and Cure. Seller will notify, and Parent shall cause Seller
            ---------------
to notify, Purchaser in writing (where appropriate, through updates to the Disclosure Schedule) of, and contemporaneously will provide Purchaser with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes Known to Seller, occurring after the date of this Agreement that causes any covenant or agreement of Seller under this Agreement to be breached or that renders untrue any representation or warranty of Seller contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit Purchaser's right to seek indemnity under Article XI.
      ----------

     4.12.  Fulfillment of Conditions. Parent and Seller will execute and
            -------------------------
deliver, and Parent will cause Seller to execute and deliver, at the Closing each Operative Agreement that Parent or Seller is required hereby to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Purchaser contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.


     4.13.  Baggage. At the Transfer Time, an authorized representative of
            -------
Seller shall perform, and Parent shall cause Seller to perform, the following functions for all baggage, trunks and other property that was checked and placed in the care of Seller at the Property: (i) seal all pieces of baggage with tape:
(ii) prepare an inventory ("Inventoried Baggage") of such items indicating the
                            -------------------
check number applicable thereto; and (iii) deliver the Inventoried Baggage to an authorized representative of Purchaser and secure a receipt for the Inventoried Baggage. Thereafter, Purchaser shall be responsible for such Inventoried Baggage.

     4.14.  Safe Deposits. On or before the Transfer Time, Seller shall remove,
            -------------
and Parent shall cause Seller to remove, all items stored by Seller, Parent or any of their respective

Affiliates in safe deposit boxes located at the Property, and all such safe deposit boxes shall be made available for Purchaser's use thereafter. Safe deposit boxes in use by customers at the Property at the Transfer Time will be sealed in a reasonable manner mutually agreeable to Purchaser and Seller. At the Transfer Time, Purchaser and Seller shall designate in writing their initial safe deposit representatives. Representatives of both Seller and Purchaser are to be present when a seal is broken. Seller will make a representative available within one (1) hour after Purchaser notifies Seller that the representative is required. Purchaser shall have no responsibility for loss or theft from a safe deposit box whose seal was broken in the presence of Seller's representative. All safe deposit keys, combinations and records shall be delivered at the Transfer Time to Purchaser.

          4.15.   Valet Parking. At the Transfer Time, an authorized
                  -------------
representative of Seller shall perform, and Parent shall cause Seller to perform, the following functions for all motor vehicles that were checked and placed in the care of Seller at the Property: (i) mark all motor vehicles with a sticker or tape; (ii) prepare an inventory of such vehicles ("Inventoried Vehicles") indicating the check number applicable thereto; and (iii) transfer control of the Inventoried Vehicles to an authorized representative of Purchaser and secure a receipt for the Inventoried Vehicles. Thereafter, Purchaser shall be responsible for the Inventoried Vehicles.

          4.16.   Estoppel Certificates. Seller shall, and Parent shall cause
                  ---------------------
Seller to, use commercially reasonable efforts to deliver to Purchaser customary tenant estoppel certificates signed by all tenants under Real Property Leases.

          4.17.   Computer Equipment. For a period of thirty (30) days following
                  ------------------
the Closing, Seller shall, and Parent shall cause Seller to, permit Purchaser to use, and assist Purchaser in the use of, any and all Computer Equipment necessary or appropriate to the operation of the Business pending Purchaser's transition to Purchaser's own computer systems.

                                   ARTICLE V

                            COVENANTS OF PURCHASER

          Purchaser covenants and agrees with Seller that, at all times from and after the date hereof until the Closing, Purchaser will comply with all covenants and provisions of this Article V, except to the extent Seller may
                                 ---------
otherwise consent in writing.

          5.01.   Regulatory and Other Approvals. Purchaser will, as promptly as
                  ------------------------------
practicable, (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of Purchaser to consummate the transactions contemplated hereby and by the Operative Agreements, including, without limitation, those described in Sections 3.03 and 3.04 of the Disclosure Schedule, (b) provide such other
-------------------------------------------------
information and communications to such Governmental or Regulatory Authorities or other Persons as Seller or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) cooperate with Seller in connection with the performance of its obligations under Sections 4.01
                                                                   -------------
and 4.02. Purchaser will provide prompt
    ----
notification to Seller when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable.

          5.02.   HSR Filings. In addition to and without limiting Purchaser's
                  -----------
covenants contained in Section 5.01, Purchaser will (i) take promptly all
                       ------------
actions necessary to make the filings required of Purchaser or its Affiliates under the HSR Act, (ii) comply at the earliest practicable date with any request for additional information received by Purchaser or its Affiliates from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act, (iii) cooperate with Seller in connection with Seller's filing under the HSR Act and in connection with resolving any investigation or other regulatory inquiry concerning the transactions contemplated by this Agreement commenced by either the Federal Trade Commission or the Antitrust Division of the Department of Justice or state attorneys general, and (iv) pay any and all filing fees due and payable in connection therewith.

          5.03.   Notice and Cure. Purchaser will notify Seller in writing of,
                  ---------------
and contemporaneously will provide Seller with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to Purchaser, occurring after the date of this Agreement that causes any covenant or agreement of Purchaser under this Agreement to be breached or that renders untrue any representation or warranty of Purchaser contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit Seller's right to seek indemnity under Article XI.
                                                              ----------

          5.04.   Fulfillment of Conditions. Purchaser will execute and deliver
                  -------------------------
at the Closing each Operative Agreement that Purchaser is hereby required to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Seller contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                  ARTICLE VI

                    CONDITIONS TO OBLIGATIONS OF PURCHASER

          The obligations of Purchaser hereunder to purchase the Transferred Assets and to assume and to pay, perform and discharge the Assumed Liabilities are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

          6.01.   Representations and Warranties. Each of the representations
                  ------------------------------
and warranties made by Parent and Seller in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing

Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

          6.02.   Performance. Parent and Seller shall have performed and
                  -----------
complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Parent and Seller at or before the Closing.

          6.03.   Officers' Certificates. Seller shall have delivered to
                  ----------------------
Purchaser a certificate, dated the Closing Date and executed in the name and on behalf of Seller by the Chairman of the Board, the President or any Executive or Senior Vice President of Seller, substantially in the form and to the effect of Exhibit C hereto, and a certificate, dated the Closing Date and executed by the
---------
Secretary or any Assistant Secretary of Seller, substantially in the form and to the effect of Exhibit D hereto. Parent shall have delivered to Purchaser a
              ---------
certificate, dated the Closing Date and executed in the name and on behalf of Parent by the Chairman of the Board, the President or any Executive or Senior Vice President of Parent, substantially in the form and to the effect of Exhibit
                                                                         -------
E hereto, and a certificate, dated the Closing Date and executed by the
-
Secretary or any Assistant Secretary of Parent, substantially in the form and to the effect of Exhibit F hereto.
              ---------

          6.04.   Orders and Laws. There shall not be in effect on the Closing
                  ---------------
Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Operative Agreements to Purchaser, and there shall not be pending on the Closing Date any Action or Proceeding in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser or the transactions contemplated by this Agreement or any of the Operative Agreements of any such Law.

          6.05.   Regulatory Consents and Approvals
                  ---------------------------------

          (a) All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority (including, without limitation, the Nevada Gaming Commission or any other gaming authority exercising jurisdiction over Purchaser and its Affiliates) necessary to permit Purchaser, Parent and Seller to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby (i) shall have been duly obtained, made or given, (ii) shall be in form and substance reasonably satisfactory to Purchaser, (iii) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (iv) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements, including under the HSR Act, shall have occurred.

          (b) All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchaser to perform its obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby, (i) shall have been duly obtained, made or given, (ii) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (iii) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions by Purchaser contemplated by this Agreement and the Operative Agreements shall have occurred.

               6.06.     Third Party Consents. In all material respects, the
                         --------------------
consents (or in lieu thereof waivers) (i) listed in Section 6.06 of the
                                                    -------------------
Disclosure Schedule and (ii) all other consents (or in lieu thereof waivers) to
-------------------
the performance by Purchaser, Parent and Seller of their obligations under this Agreement and the Operative Agreements or to the consummation of the transactions contemplated hereby and thereby as are required under any Contract to which Purchaser or Seller is a party or by which any of their respective Assets and Properties are bound (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, except (in the case of clause
(ii) above) where the failure to obtain any such consent (or in lieu thereof waiver) could not reasonably be expected, individually or in the aggregate with other such failures, to materially adversely affect Purchaser, the Transferred Assets, the Assumed Liabilities or the Business or otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement and the Operative Agreements to Purchaser.

               6.07.     Opinion of Counsel. Purchaser shall have received the
                         ------------------
opinion of Gordon & Silver, Ltd., counsel to Parent and Seller, dated the Closing Date, in form and substance reasonably satisfactory to Purchaser.

               6.08.     Personal Property Leases. For each of the leases of
                         ------------------------
personal property and equipment described in Section 6.08(i) of the Disclosure
                                             ---------------------------------
Schedule, prior to the Closing Date, Seller shall, and Parent shall cause Seller
--------
to pay in full and take any and all actions necessary to perform all payment obligations under such leases and to effect the complete discharge, termination and release of all such leases as is necessary to convey to Purchaser upon the Closing Date good and valid fee title to all such personal property subject to such leases, free and clear of all Liens (other than Permitted Liens), in good working order and condition, ordinary wear and tear excepted. For each of the leases of personal property and equipment described in Section 6.08(ii) of the
                                                       -----------------------
Disclosure Schedule, prior to the Closing Date, Seller shall, and Parent shall
-------------------
cause Seller to, assign to Purchaser such leases (and Purchaser shall assume such leases), and Purchaser shall receive a credit against the Purchase Price in the amount of the net present value of the aggregate outstanding payments remaining on such leases, discounted at a rate of 10% per annum.

               6.09.     Deliveries. Parent and Seller shall have delivered to
                         ----------
Purchaser all of the Operative Agreements to be executed by such parties.

               6.10.     Absence of Changes. There shall have occurred no
                         ------------------
material adverse change, or any event or development, which individually or together with other such events, could be reasonably expected to result in a material adverse change, in the Condition of the Business.

               6.11.     Proceedings. All proceedings to be taken on the part of
                         -----------
Parent and Seller in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received copies of all such documents and other evidences as Purchaser may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                                  ARTICLE VII

                      CONDITIONS TO OBLIGATIONS OF SELLER

          The obligations of Seller hereunder to sell the Transferred Assets are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

               7.01.     Representations and Warranties. Each of the
                         ------------------------------
representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

               7.02.     Performance. Purchaser shall have performed and
                         -----------
complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchaser at or before the Closing, including, without limitation, payment of the Purchase Price.

               7.03.     Officers' Certificates. Purchaser shall have delivered
                         ----------------------
to Seller a certificate, dated the Closing Date and executed in the name and on behalf of Purchaser by the Chairman of the Board, the President or any Executive Vice President of Purchaser, substantially in the form and to the effect of Exhibit G hereto, and a certificate, dated the Closing Date and executed by the
---------
Secretary or any Assistant Secretary of Purchaser, substantially in the form and to the effect of Exhibit H hereto.
                 ---------

               7.04.     Orders and Laws. There shall not be in effect on the
                         ---------------
Closing Date any Order or Law that became effective after the date of this Agreement restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

               7.05.     Regulatory Consents and Approvals. All consents,
                         ---------------------------------
approvals and actions of, filings with and notices to any Governmental or Regulatory Authority (including, without limitation, the Nevada Gaming Authorities) necessary to permit Parent and Seller to perform their respective obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby (a) shall have been duly obtained, made or given, (b) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, (c) shall be in full force and effect, and (d) all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority under WARN and the HSR Act shall have occurred.

          7.06.  Third Party Consents. All consents (or in lieu thereof
                 --------------------
waivers) to the performance by Seller of its obligations hereunder and to the consummation of the transactions contemplated hereby as are required under the Contracts listed in Section 7.06 of the Disclosure Schedule (a) shall have been
                    ---------------------------------------
obtained, (b) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (c) shall be in full force and effect.

          7.07.  Deliveries. Purchaser shall have delivered to Seller the
                 ----------
Assumption Agreement and the other Assumption Instruments.

          7.08.  Proceedings. All proceedings to be taken on the part of
                 -----------
Purchaser in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller, and Seller shall have received copies of all such documents and other evidences as Seller may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                                  ARTICLE VIII

                       TAX MATTERS AND POST-CLOSING TAXES

          8.01.  Taxes.
                 -----

          (a) Seller shall pay, and Parent shall cause Seller to pay, all sales, use, withholding, gaming, transfer, real property transfer, recording, gains, stock transfer and other similar taxes and fees relating to the pre-closing period or accruing upon the Closing Date ("Transfer Taxes") arising
                                                       --------------
out of or in connection with the transactions effected pursuant to this Agreement, and shall indemnify, defend, and hold harmless Purchaser on an after-Tax basis with respect to such Transfer Taxes. Seller shall file, and Parent shall cause Seller to file, all necessary documentation and Returns with respect to such Transfer Taxes.

          (b) Seller shall be and remain liable for any fees or taxes due pursuant to NRS Chapter 463 which accrue prior to the Closing Date, including, without limitation, liability for payment of any fees or taxes due pursuant to any subsequent deficiency determinations made under such Chapter which relate to any period of time prior to the Closing Date.

          8.02.  Intentionally Omitted.
                 ---------------------

          8.03.  Pre-Closing Taxes. Seller shall, and Parent shall cause Seller
                 -----------------
to, timely prepare and file all Tax Returns for taxable periods ending on or before the Closing Date ("Pre-Closing Tax Returns"). Seller shall timely pay or
                          -----------------------
cause to be paid all Taxes related to Pre-Closing Tax Returns ("Pre-Closing
                                                                -----------
Taxes").
-----

          8.04.  Tax Indemnification.
                 -------------------

          (a) After the Closing Date, Parent and Seller will indemnify and hold harmless Purchaser from and against any and all claims, actions, causes of action, liabilities, losses, damages, and reasonable out-of-pocket expenses and costs resulting from, arising out of or relating to (i) Pre-Closing Taxes and (ii) any Taxes of Seller measured by net or gross income (including, without limitation, any Tax liability that arises solely by reason of Seller being severally liable for any Tax of any current or former Affiliate of Seller pursuant to Treasury Regulation "1.1502-6 or any analogous state or local Tax provision).

          (b)    Subject to the terms of Section 1.07, Seller will be
                                         ------------
responsible for and indemnify and hold harmless Purchaser against any and all liabilities with respect to Taxes, for any taxable period that includes the Closing Date, in an amount equal to the tax liability that would have resulted had the last day of the period been the Closing Date, with such Taxes being allocated pro rata per day between the period ending on the Closing Date, and the period commencing after the Closing Date.

          (c) Purchaser will be responsible for and indemnify and hold Seller harmless against any all liabilities with respect to Taxes relating to the Transferred Assets for all taxable periods ending after the Closing Date other than Taxes for which Seller is responsible pursuant to Section 8.01 or Section
                                                       ------------    -------
8.04(b) above.
-------

          8.05.  Tax Cooperation. After the Closing Date, Seller will, and
                 ---------------
Parent will cause Seller to, cooperate with Purchaser, and Purchaser will cooperate with Seller, in the preparation of all Tax Returns and will provide (or cause to be provided) any records and other information the other so requests, and will provide access to, and the cooperation of its auditors. Seller will, and Parent will cause Seller to, cooperate with Purchaser and Purchaser will cooperate with Seller in connection with any Tax investigation, audit or other proceeding.

          8.06.  Notification of Proceedings; Control. Seller shall have the
                 ------------------------------------
right to control any audit or examination relating to Pre-Closing Taxes by any taxing authority, initiate any claim for refund, file any amended return, contest, resolve and defend against any assessment, notice of deficiency or other adjustment or proposed adjustment relating or with respect to any Pre-Closing Taxes and shall be entitled to all refunds with respect to such taxes. Purchaser shall have the right to control any audit or examination relating to all Taxes other than Pre-Closing Taxes by any taxing authority, and shall have the right to initiate any claim for refund, file any amended returns, contest, resolve and defend against any assessment, notice of deficiency or other adjustment or proposed adjustment relating or with respect to Taxes other than Pre-Closing Taxes, and shall be entitled to all refunds with respect to such Taxes; provided that Purchaser will consult in good faith with Seller with respect to any Taxes for periods that include the Closing Date, and Seller shall be entitled to any refunds for such period to the extent the refund is allocable, in accordance with the principles of Section 8.04(b) to that portion
                                                ---------------
of such period ending on the Closing Date.

                                   ARTICLE IX

                                 TITLE INSURANCE

          9.01.  Title Policies and Exceptions.
                 -----------------------------

          (a)    Attached hereto as Exhibit M is a preliminary title report for
                                    ---------
the Real Property (the "Title Report"). All title exceptions shown on the Title
                        ------------
Report except those
exceptions deleted by Purchaser, and all matters disclosed by the Survey, a copy of which has been provided to Purchaser, are hereinafter referred to as the "Permitted Exceptions". The Permitted Exceptions shall also include those other
 --------------------
title exceptions which are disclosed or become apparent to Purchaser after the date hereof, which are not already Permitted Exceptions, which cannot be removed by the payment of a sum of money, which are not caused by the intentional act of Seller or any Affiliate of Seller after the date hereof, and which do not materially adversely affect the value of the Real Property or Improvements, or the continued use thereof as currently conducted, or as to which Purchaser has not timely objected. Purchaser must notify Seller in writing of its objection to any such subsequently arising matter on or before the date which is ten (10) days after Purchaser's receipt of notice thereof.

          (b) Seller shall cause all title exceptions (other than Permitted Exceptions) not approved by Purchaser to be removed on or before the Closing. Seller, however, shall have the right to (i) cause the Title Company to remove a Lien by bonding over such Lien or (ii) obtain the commitment of the Title Company to insure Purchaser against loss or damage that may be occasioned by such exceptions that are not Permitted Exceptions.

          (c) Prior to the Closing, Purchaser shall obtain an ALTA extended owner's policy of title insurance (Form B-1970) (Amended 4-6-90), issued by Stewart Title of Nevada or if such title company is unable to do so, by a title insurance company reasonably acceptable to Purchaser in its reasonable discretion ("Title Company"), insuring that Purchaser has fee title to the Real
             -------------
Property and Improvements, subject only to (i) the Permitted Exceptions, (ii) liens for taxes not yet due and payable, (iii) all standard exceptions, exclusions, conditions and stipulations from coverage for Title Company's Extended Coverage Form ALTA Owner's Policy of Title Insurance, including any and all endorsements and affirmative coverage customary in real estate sale transactions involving the magnitude and type of the Transferred Assets (including, without limitation, an ALTA 3.1 Zoning Endorsement) as Purchaser shall reasonably request, and (iv) those exceptions arising after the Transfer Time and approved by Purchaser as provided above (the "Title Policy"). The
                                                       ------------
coverage amount of the Title Policy for the Real Property and Improvements shall be in an amount to be requested by Purchaser, which amount shall not exceed $205,000,000. Purchaser shall have the right to require the Title Company to obtain facultative reinsurance, with direct access provisions against the reinsurer with respect to the Title Policy in such amounts and with such title companies as Purchaser shall determine in its reasonable discretion.

          (d) Seller shall pay the premium for the Title Policy and for all endorsements thereto. Seller and Purchaser shall cooperate diligently to provide customary documents required by Title Company as condition to the issuance of the Title Policy.

          (e) Seller shall order an update of the Survey, which shall be certified to Purchaser, the Title Company, and any other parties reasonably requested by Purchaser. In addition, Seller shall cause the updated Survey to be prepared and be certified as having been prepared in accordance with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" jointly established and adopted by the ALTA and ACSM in 1997 and including all ALTA optional items except No. 5 (Contour Maps) and No. 12 (Governmental Agency Survey Requirements), and the updated Survey shall include a certification as to whether or not the Real Property and Improvements are located in a floodplain or designated floodway and such information as may be required by the Title Company to issue extended coverage (consistent with all matters shown on the Survey) over all general printed exceptions to title.

                                    ARTICLE X

                    SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

          10.01. Survival of Representations, Warranties, Covenants and
                 ------------------------------------------------------
Agreements. Notwithstanding any right of Purchaser (whether or not exercised) to
----------
investigate the Business or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement, Seller, Parent and Purchaser have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement. The representations, warranties, covenants and agreements of Seller, Parent and Purchaser contained in this Agreement will survive the Closing (a) indefinitely with respect to (i) the representations and warranties contained in Sections 2.02, 2.14, 2.27, 3.02 and
                                            -------------------------------
3.06 and (ii) the covenants and agreements contained in Sections 1.01, 1.02,
----                                                    --------------------
1.08, 14.04 and 14.06, (b) until sixty (60) days after the expiration of all
-----------     -----
applicable statutes of limitation (including all periods of extension, whether automatic or permissive) with respect to matters covered by Sections 2.09 and
                                                            -------------
2.21 and (insofar as they relate to ERISA or the Code) Section 2.12 and Article
----                                                   ------------     -------
VIII, (c) until June 12, 2005 in the case of all other representations and
----
warranties and any covenant or agreement to be performed in whole or in part on or prior to the Closing or (d) with respect to each other covenant or agreement contained in this Agreement, until sixty (60) days following the last date on which such covenant or agreement is to be performed or, if no such date is specified, indefinitely; provided that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (b), (c) or
(d) above will continue to survive if a Claim Notice or Indemnity Notice (as applicable) shall have been timely given under Article XI on or prior to such
                                               ----------
termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in Article XI.
                                     ----------

                                  ARTICLE XI

                                INDEMNIFICATION

          11.01. Indemnification.
                 ---------------

          (a) Subject to paragraph (c) of this Section and the other Sections of this Article XI, Parent and Seller shall jointly and severally indemnify the
        ----------
Purchaser Indemnified Parties in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any breach of representation or warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Parent or Seller contained in this Agreement (determined in all cases as if the terms "material" or "materially" were not included therein, such determination not to be construed as creating or implying right to terminate this Agreement in favor of Purchaser and not to be construed as eliminating the materiality requirement of such representations for the purposes of determining liability for a breach thereof prior to Closing), (ii) any and all other Liabilities, obligations and costs of Seller arising prior to the Closing Date (other than the Assumed Liabilities), including, without limitation, any and all unfair labor practice charges brought against Purchaser as a successor to Seller under the NLRA or any other federal, state or local labor laws or any employment laws, and/or (iii) any and all other liabilities, obligations and costs of Seller arising prior to the Closing Date (other than the Assumed Liabilities) but which are brought against Purchaser prior to or after the Closing Date, including, without limitation, any and all unfair labor practice charges brought against Purchaser as a successor to Seller and/or a joint and/or separately charged party and/or respondent, under the NLRA or any other federal, state or local labor laws or any employment laws.

          (b)    Subject to the other Sections of this Article XI, Purchaser
                                                       ----------
shall indemnify Seller Indemnified Parties in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any breach of representation or warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Purchaser contained in this Agreement or (ii) an Assumed Liability.

          (c) Notwithstanding anything to the contrary contained in this Agreement, no amounts of indemnity shall be payable as a result of any claim in respect of a Loss arising under paragraph (a)(i) of Section 11.01:
                                                    -------------

                 (i) unless, and until Purchaser Indemnified Parties have suffered, incurred, sustained or become subject to Losses referred to in this Section 11.01 in excess of $250,000 in the aggregate, in which event
          -------------
     the Purchaser Indemnified Parties shall be entitled to claim indemnity for the full amount of such Losses;

                (ii)    in excess of $20,000,000 in the aggregate.


Provided that this paragraph (c) shall not apply to a breach of a representation or warranty contained in Section 2.02, Section 2.03, Section 2.04, Section 2.12,
                         ------------  ------------  ------------  ------------
Section 2.20, Section 2.21 or Section 8.01, or to the breach of a covenant
------------  ------------    ------------
contained in Section 1.08, Section 4.10, Section 14.04, and Section 14.06.
             ------------  ------------  -------------      -------------

          11.02. Method of Asserting Claims. All claims for indemnification by
                 --------------------------
any Indemnified Party under Section 11.01 will be asserted and resolved as
                            -------------
follows:


          (a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section 11.01 is asserted against
                                             -------------
or sought to be collected from such Indemnified Party by a Person other than Seller or any Affiliate of Seller or of Purchaser (a "Third Party Claim"), the
                                                      -----------------
Indemnified Party shall deliver a Claim Notice with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party under Section 11.01 and whether the Indemnifying Party
                               -------------
desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                 (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
     Section 11.02(a), then the Indemnifying Party will have the right to
     ----------------
     defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party, which consent will not be unreasonably withheld, in the case of any settlement that provides for any relief other than the payment of monetary damages as to which the Indemnified Party will be indemnified in full). The Indemnifying Party will be deemed to have waived its right to dispute its liability to the Indemnified Party under Section 11.01 with respect to any Third Party Claim
                             -------------
     as to which it elects to control the defense. The Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may,
                            --------  -------
     at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this Section 11.02(a)(i), file any motion,
                      -------------------
     answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may retain separate counsel to represent it in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section
                                                                       -------
     11.02(a)(i), and the Indemnified Party will bear its own costs and expenses
     -----------
     with respect to such separate counsel except as provided in the preceding sentence and except that the Indemnifying Party will pay the costs and expenses of such separate counsel if (x) in the Indemnified Party's good faith judgment, it is advisable, based on advice of counsel, for the Indemnified Party to be represented by separate counsel because a conflict or potential conflict exists between the Indemnifying Party and the Indemnified Party which makes representation of both parties inappropriate under applicable standards of professional conduct or (y) the named parties to such Third Party Claim include both the Indemnifying Party and the Indemnified Party and the Indemnified Party determines in good faith, based on advice of counsel, that defenses are available to it that are unavailable to the Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party may retain or take over the control of the defense or settlement of any Third Party Claim the defense of which the Indemnifying Party has elected to control if the Indemnified Party irrevocably waives its right to indemnity under Section 11.01 with respect to such Third Party
                                  -------------
     Claim.

                 (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 11.02(a), or if
                                                         ----------------
     the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this Section 11.02(a)(ii), if
                                                      --------------------
     the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section 11.02(a)(ii) or of the Indemnifying Party's participation
             --------------------
     therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this
     Section 11.02(a)(ii), and the Indemnifying Party will bear its own costs
     --------------------
     and expenses with respect to such participation.

                 (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under Section 11.01 or fails to
                                                 -----------
     notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim, the Loss arising from such Third Party Claim will be conclusively deemed a liability of the Indemnifying Party under Section 11.01 and the Indemnifying Party shall pay the amount of such
           -------------
     Loss to the Indemnified Party on demand following the final determination thereof. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with Section
                                                                 -------
     11.02(c).
     --------

          (b)    In the event any Indemnified Party should have a claim under
Section 11.01 against any Indemnifying Party that does not involve a Third Party
-------------
Claim, the Indemnified Party shall deliver an Indemnity Notice with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Loss arising from the claim specified in such Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 11.01
                                                                -------------
and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand following the final determination thereof. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with Section 11.02(c).
                ----------------

          (c)    Any dispute submitted to arbitration pursuant to this Section
                                                                       -------
11.02 shall be finally and conclusively determined by the decision of a board of
-----
arbitration consisting of three (3) members (hereinafter sometimes called the "Board of Arbitration") selected as hereinafter provided. Each of the
 --------------------
Indemnified Party and the Indemnifying Party shall select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for a third member possessing expertise or experience appropriate to the dispute jointly by the Indemnified Party and the Indemnifying Party. The Board of Arbitration shall meet in Las Vegas, Nevada or such other place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the Indemnifying Party is required to pay to the Indemnified Party in respect of a claim filed by the Indemnified Party. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow such rules and procedures as a majority of the members of the Board of Arbitration deems necessary or appropriate. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to the Indemnified Party and the Indemnifying Party. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) day period) shall be final, binding and conclusive on the Indemnified Party and the Indemnifying Party and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. Each party to any arbitration shall bear its own expense in relation thereto, including but not limited to such party's attorneys' fees, if any, and the expenses and fees of the Board of Arbitration shall be divided between the Indemnifying Party and the Indemnified Party in the same proportion as the portion of the related claim determined by the Board of Arbitration to be payable to the Indemnified Party bears to the portion of such claim determined not to be so payable.

                                   ARTICLE XII

                                   TERMINATION

          12.01. Termination. This Agreement may be terminated, and the
                 -----------
transactions contemplated hereby may be abandoned:

     (a) at any time before the Closing, by mutual written agreement of Seller and Purchaser;

     (b) at any time before the Closing, by Seller or Purchaser, in the event
(i) of a material breach hereof by the non-terminating party if such non-terminating party fails to cure such breach within twenty (20) Business Days following notification thereof by the terminating party or (ii) upon notification of the non-terminating party by the terminating party that the satisfaction of any condition to the terminating party's obligations under this Agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating party; or

     (c) at any time after July 31, 2000, by Seller in its sole and absolute discretion, in the event that $36,000,000, in immediately available funds, has not been delivered by or on behalf of Lender to Borrower in accordance with the Credit Agreement for any reason other than (i) the failure of Borrower to obtain the requisite consents of Ground Lessor or (ii) the failure of Parent or its Affiliates to provide to Borrower funding that together with the proceeds of the Loan will be sufficient to effectuate the release of all Liens upon the Assets and Properties of Borrower; or

     (d) at any time after November 15, 2000, by Seller or Purchaser upon notification of the non-terminating party by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party.

     12.02.    Effect of Termination.  If this Agreement is validly terminated
               ---------------------
pursuant to Section 12.01, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of Seller or Purchaser (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except as provided in the next succeeding sentence and except that the provisions with respect to expenses in Section
                                                                    -------
14.04 and confidentiality in Section 14.06 will continue to apply following any
-----                        -------------
such termination. Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 12.01(b), (c)
                                                         ---------------------
or (d), (i) Seller will remain liable to Purchaser for any breach of this
------
Agreement by Seller existing at the time of such termination, and Purchaser will remain liable to Seller for any breach of this Agreement by Purchaser existing at the time of such termination, (ii) Seller or Purchaser may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity, and (iii) the Non-Competition Agreement and the ROFR Agreement shall remain unmodified and in full force and effect.

                                 ARTICLE XIII

                                  DEFINITIONS

          13.01.    Definitions.
                    -----------

          (a)  Defined Terms.  As used in this Agreement, the following defined
               -------------
terms have the meanings indicated below:

          "Accounts Payable" has the meaning ascribed to it in Section
           ----------------                                    -------
1.03(b)(i).
----------

          "Accrued Expenses" has the meaning ascribed to it in Section
           ----------------                                    -------
1.03(b)(ii).
-----------

          "ACSM" means the American Congress on Surveying and Mapping.
           ----

          "Actions or Proceedings" means any action, suit, proceeding,
           ----------------------
arbitration or Governmental or Regulatory Authority investigation or audit.

          "Advance Reservations and Deposits" has the meaning ascribed to it in
           ---------------------------------
Section 1.01(a)(viii).
---------------------

          "Affiliate" means any Person that directly, or indirectly through one
           ---------
of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.

          "Agreement" means this Asset Purchase Agreement and the Exhibits, the
           ---------
Disclosure Schedule and the Schedules hereto and the certificates delivered in accordance with Sections 6.03 and 7.03, as the same shall be amended from time
                -------------     ----
to time.

          "ALTA" means the American Land Title Association.
           ----

          "Annual Financial Statement Date" means the last day of the most
           -------------------------------
recent fiscal year of Parent for which Financial Statements are delivered to Purchaser pursuant to Section 2.06.
                      ------------

          "Annual Financial Statements" means the Financial Statements for the
           ---------------------------
most recent fiscal year of Parent delivered to Purchaser pursuant to Section
                                                                     -------
2.06.
----

          "Assets" has the meaning ascribed to it in Section 1.01(a).
           ------                                    ---------------

          "Assets and Properties" of any Person means all assets and properties
           ---------------------
of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including, without limitation, cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

          "Assignment Instruments" has the meaning ascribed to it in Section
           ----------------------                                    -------
1.05.
----

          "Assumed Liabilities" has the meaning ascribed to it in Section
           -------------------                                    -------
1.02(a).
-------

          "Assumption Agreement" has the meaning ascribed to it in Section 1.05.
           --------------------                                    ------------

          "Assumption Instruments" has the meaning ascribed to it in Section
           ----------------------                                    -------
1.05.
----

          "Benefit Plan" means any Plan established by Seller, or any
           ------------
predecessor or Affiliate of Seller, existing at the Closing Date or prior thereto, to which Seller contributes or has contributed on behalf of any Employee, former Employee or director, or under which any Employee, former Employee or director of Seller or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

          "Board of Arbitration" has the meaning ascribed to it in Section
           --------------------                                    -------
11.02(c).
--------

          "Books and Records" of any Person means all files, documents,
           -----------------
instruments, papers, books and records relating to the business, operations, condition of (financial or other), results of operations and Assets and Properties of such Person, including without limitation financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

          "Borrower" means Pioneer Hotel, Inc., a subsidiary of Parent.
           --------

          "Business" has the meaning ascribed to it in the forepart of this
           --------
Agreement.

          "Business Books and Records" has the meaning ascribed to it in Section
           --------------------------                                    -------
1.01(a)(x).
----------

          "Business Combination" means with respect to any Person, any merger,
           --------------------
consolidation or combination to which such Person is a party, any sale, dividend, split or other disposition of capital stock or other equity interests of such Person or any sale, dividend or other disposition of all or substantially all of the Assets and Properties of such Person.

          "Business Contracts" has the meaning ascribed to it in Section
           ------------------                                    -------
1.01(a)(iv).
-----------

          "Business Day" means a day other than Saturday, Sunday or any day on
           ------------
which banks located in the State of Nevada are authorized or obligated to close.

          "Business Licenses" has the meaning ascribed to it in Section
           -----------------                                    -------
1.01(a)(vi).
-----------

          "Casino Cash" has the meaning ascribed to it in Section 1.03(a)(iv).
           -----------                                    -------------------

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
and Liability Act of 1980, as amended, and the rules and regulations promulgated thereunder.

          "CERCLIS" means the Comprehensive Environmental Response and Liability
           -------
Information System, as provided for by 40 C.F.R. ?300.5.

          "Claim Notice" means written notification pursuant to Section 11.02(a)
           ------------                                         ----------------
of a Third Party Claim as to which indemnity under Section 11.01 is sought by an
                                                   -------------
Indemnified Party, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim against the Indemnifying Party under Section 11.01, together with
                                                   -------------
the amount or, if not then reasonably determinable, the estimated amount, determined in good faith, of the Loss arising from such Third Party Claim.

          "Closing" means the closing of the transactions contemplated by
           -------
Section 1.05.
------------

          "Closing Balance Sheet" has the meaning ascribed to it in Section
           ---------------------                                    -------
1.03(d)(i).
----------

          "Closing Date" means (a) the fifth Business Day after the day on which
           ------------
the last of the consents, approvals, actions, filings, notices or waiting periods described in or related to the filings described in Sections 6.05 and
                                                            -------------
6.06 and Sections 7.05 and 7.06 has been obtained, made or given or has expired,
----     -------------     ----
as applicable, or (b) such other date as Purchaser, Seller and Parent shall mutually agree upon in writing; provided, however, that if the Closing Date
                                --------  -------
shall be scheduled to occur prior to October 1, 2000 pursuant to clause (a)
                                                                 ----------
above, the Closing shall occur on such scheduled Closing Date only upon the consent of Seller and Parent; provided, that if Seller and Parent shall consent
                              --------
to a scheduled Closing Date prior to October 1, 2000 as provided above, then Seller and Parent must provide no less than ten days' written notice to Purchaser prior to such scheduled Closing Date.

          "Closing Financial Statements Delivery Date" has the meaning ascribed
           ------------------------------------------
to it in Section 1.03(d)(i).
         ------------------

          "COBRA" means the Congressional Omnibus Budget Reconciliation Act of
           -----
1985, as amended.

          "Code" means the Internal Revenue Code of 1986, as amended, and the
           ----
rules and regulations promulgated thereunder.

          "Company Plans" has the meaning ascribed to it in Section 2.12(a).
           -------------                                    ---------------

          "Computer Equipment" shall have the meaning ascribed to it in Section
           ------------------                                           -------
1.01(b)(xiv).
------------

          "Condition of the Business" means the business, financial condition,
           -------------------------
results of operations, Assets and Properties and prospects of the Business.

          "Contract" means any agreement, lease, license, evidence of
           --------
indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

          "Credit Agreement" means the Credit Agreement, dated June 12, 2000, by
           ----------------
and between Borrower and Lender.

          "Current Assets" shall have the meaning ascribed to it in Section
           --------------                                           -------
1.03(a).
-------

          "Current Liabilities" shall have the meaning ascribed to it in Section
           -------------------                                           -------
1.03(b).
-------

          "Customer Lists" shall have the meaning ascribed to it in Section
           --------------                                           -------
1.01(a)(ix).
-----------

          "Deficiency" means the amount, if any, by which the Net Current Assets
           ----------
as determined from the Closing Date Balance Sheet is a negative number.

          "Disclosure Schedule" means the record delivered to Purchaser by
           -------------------
Seller herewith and dated as of the date hereof, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by Seller pursuant to this Agreement.

          "Dispute Period" means the period ending thirty (30) days following
           --------------
receipt by an Indemnifying Party of either a Claim Notice or an Indemnity
Notice.

          "EEOC" means the Equal Employment Opportunity Commission established
           ----
pursuant to Title VII.

          "Employee" means each employee, officer or consultant of Seller
           --------
engaged in the conduct of the Business.

          "Environmental Claim" means, with respect to any Person, any written
           -------------------
or oral notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, Governmental or Regulatory Authority response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any Governmental or Regulatory Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" means any Law or Order relating to the regulation
           -----------------
or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and the rules and regulations promulgated thereunder.

          "Escrow Agent" has the meaning ascribed to it in Section 1.05.
           ------------                                    ------------

          "Escrow Agreement" means that certain Escrow Agreement, substantially
           ----------------
in the form attached hereto as Exhibit O, pursuant to which a portion of the
                               ---------
Purchase Price shall be escrowed at Closing.

          "Estoppel Certificate" means the written certification, issued not
           --------------------
more than thirty (30) days prior to the Closing Date by a lessor, sublessor, lessee, sublessee or licensee or other party to a lease or occupancy agreement, stating (a) that such lease or occupancy agreement is (i) in full force and effect and (ii) has not been modified or amended except as described therein,
(b) the date to which rental has been paid, (c) that no default or event of default exists thereunder and (d) that to the best of the knowledge of the issuer thereof, no event has occurred which, with the giving of notice or lapse of time or both, would be a default or event of default thereunder.

          "Excluded Assets" has the meaning ascribed to it in Section 1.01(b).
           ---------------                                    ---------------

          "Excluded Books and Records" has the meaning ascribed to it in Section
           --------------------------                                    -------
1.01(b)(iv).
-----------

          "Financial Statements" means the financial statements delivered to
           --------------------
Purchaser pursuant to Section 2.06.
                      ------------

          "GAAP" means generally accepted accounting principles, consistently
           ----
applied throughout the specified period and in the immediately prior comparable period.

          "General Assignment" has the meaning ascribed to it in Section 1.05.
           ------------------                                    ------------

          "Governmental or Regulatory Authority" means any court, tribunal,
           ------------------------------------
arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

          "Ground Lessor" means Pall Mall Properties, Inc., a California
           -------------
corporation, James Schutz and Sharon Schutz as trustees of the James and Sharon Schutz Trust and Janice Illig as trustee of the Janice Illig Trust.

          "Hazardous Material" means (A) any petroleum or petroleum products,
           ------------------
flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs); (B) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import under any Environmental Law; and
(C) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated by any Governmental or Regulatory Authority under any Environmental Law.

          "HSR Act" means Section 7A of the Clayton Act (Title II of the Hart-
           -------
Scott-Rodino Antitrust Improvements Act of 1976, as amended) and the rules and regulations promulgated thereunder.

          "Improvements" has the meaning ascribed to it in Section 1.01(a)(i).
           ------------                                    ------------------

          "Indebtedness" of any Person means all obligations of such Person (i)
           ------------
for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business) and (ii) in the nature of guarantees of the obligations described in clauses (i) and (ii) above of any other Person.

          "Indemnified Party" means any Person claiming indemnification under
           -----------------
any provision of Article XI.
                 ----------

          "Indemnifying Party" means any Person against whom a claim for
           ------------------
indemnification is being asserted under any provision of Article XI.
                                                         ----------

          "Indemnity Notice" means written notification pursuant to Section
           ----------------                                         -------
11.02(b) of a claim for indemnity under Article XI by an Indemnified Party,
--------                                ----------
specifying the nature of and basis for such claim, together with the amount or, if not then reasonably determinable, the estimated amount, determined in good faith, of the Loss arising from such claim.

          "Intangible Personal Property" has the meaning ascribed to it in
           ----------------------------
Section 1.01(a)(v).
------------------

          "Intellectual Property" means all patents and patent rights,
           ---------------------
trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

          "Interim Balance Sheet" has the meaning ascribed to it in Section
           ---------------------                                    -------
1.03(c).
-------

          "Inventory" has the meaning ascribed to it in Section 1.03(a)(i).
           ---------                                    ------------------

          "IRCA" means the Immigration Reform Control Act of 1986, as amended.
           ----

          "IRS" means the United States Internal Revenue Service.
           ---

          "Knowledge of Purchaser" means the knowledge, with due inquiry, of the
           ----------------------
directors and the officers of Purchaser.

          "Knowledge of Seller" or "Known to Seller" means the knowledge, with
           -------------------      ---------------
due inquiry, of Paul Lowden, David Lowden and Chris Lowden and the officers, directors (with the exception of David Lesser and any other directors designated by the preferred shareholders of Parent) and general managers of Seller and Parent.

           "Landlord's Certificate" has the meaning ascribed to it in the Credit
            ----------------------
Agreement.

           "Laws" means all laws, statutes, rules, regulations, ordinances and
            ----
other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

           "Lease Amendment" has the meaning ascribed to it in the Credit
            ---------------
Agreement.

           "Lender" has the meaning ascribed to it in the Credit Agreement.
            ------

           "Lessor Security Deposits" has the meaning ascribed to it in Section
            ------------------------                                    -------
1.03(b)(iii).
------------

           "Liabilities" means all indebtedness, obligations and other
            -----------
liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

           "Licenses" means all licenses, permits, certificates of authority,
            --------
authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

           "Liens" means any mortgage, pledge, assessment, security interest,
            -----
lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

           "Loan" had the meaning ascribed to it in the Credit Agreement.
            ----

           "Loss" or "Losses" means any and all damages, fines, fees, penalties,
            ----
deficiencies, losses and expenses (including, without limitation, interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

           "NLRB" means the National Labor Relations Board established pursuant
            ----
to the NLRA.

           "NLRA" means the National Labor Relations Act of 1947, as amended.
            ----

           "Net Current Assets" has the meaning ascribed to it in Section
            ------------------                                    -------
1.03(c)(ii).
-----------

           "NERA" means the Nevada Equal Rights Act.
            ----

           "Nevada Gaming Authorities" means the applicable gaming authorities
            -------------------------
of the State of Nevada, including the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Gaming and Liquor Board, the Las Vegas City Council and all other state and local regulatory and licensing bodies with authority over gaming activities and devices in the State of Nevada or City of Las Vegas.

           "Non-Competition Agreement" has the meaning ascribed to it in Section
            -------------------------                                    -------
4.10.
----

           "NPL" means the National Priorities List under CERCLA.
            ---

           "NRS" means the Nevada Revised Statutes, as amended.
            ---

           "Operative Agreements" means, collectively, the General Assignment
            --------------------
and the other Assignment Instruments, the Assumption Agreement and the other Assumption Instruments, the Escrow Agreement, the Option Agreement, and the Shareholders Agreement.

           "Option" means the option granted by Seller to Purchaser pursuant to
            ------
the Option Agreement to purchase the Option Property.

           "Option Agreement" means that certain Option Agreement, substantially
            ----------------
in the form attached hereto as Exhibit L, granting Purchaser the Option.

           "Option Property" means that certain real and personal property
            ---------------
subject to the Option pursuant to the Option Agreement.

           "Order" means any writ, judgment, decree, injunction or similar order
            -----
of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

           "OSHA" means the Occupational Safety and Health Act of 1970, as
            ----
amended.

           "Other Assets" has the meaning ascribed to it in Section 1.01(a)(xi).
            ------------                                    -------------------

           "PBGC" means the Pension Benefit Guaranty Corporation established
            ----
under ERISA.

           "Permitted Exceptions" has the meaning ascribed to it in Section
            --------------------                                    -------
9.01(a).
-------

           "Permitted Lien" means (i) any Lien for Taxes not yet due or
            --------------
delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property subject to such Lien or the use of such property in the conduct of the Business.

           "Person" means any natural person, corporation, limited liability
            ------
company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

           "Plan" means any bonus, incentive compensation, deferred
            ----
compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

           "Players Club" shall mean Seller's promotional marketing club
            ------------
available to repeat gaming patrons of Seller and that is commonly referred to as "Desert Fortune".

           "Pre-Closing Tax Returns" has the meaning ascribed to it in Section
            -----------------------                                    -------
8.03.
----
           "Pre-Closing Taxes" has the meaning ascribed to it in Section 8.03.
            -----------------                                    ------------

           "Prepaid Expenses" has the meaning ascribed to it in Section
            ----------------                                    -------
1.03(a)(ii).
-----------

           "Purchase Price" has the meaning ascribed to it in Section 1.04(a).
            --------------                                    ---------------

           "Purchaser" has the meaning ascribed to it in the forepart of this
            ---------
Agreement.

           "Purchaser Indemnified Parties" means Purchaser and its officers,
            -----------------------------
directors, employees, agents and Affiliates.

           "Quarterly Financial Statement Date" means the last day of the most
            ----------------------------------
recent fiscal quarter of Seller for which Financial Statements are delivered to Purchaser pursuant to Section 2.06.
                      ------------

           "Quarterly Financial Statements" means the Financial Statements for
            ------------------------------
the most recent fiscal quarter of Seller delivered to Purchaser pursuant to
Section 2.06.
------------

           "Real Property" has the meaning ascribed to it in Section 1.01(a)(i).
            -------------                                    ------------------

           "Real Property Leases" has the meaning ascribed to it in Section
            --------------------                                    -------
1.01(a)(ii).
-----------

           "Release" means any release, spill, emission, leaking, pumping,
            -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

           "Representatives" has the meaning ascribed to it in Section 4.03.
            ---------------                                    ------------

           "Resolution Period" means the period ending thirty (30) days
            -----------------
following receipt by an Indemnified Party of a written notice from an Indemnifying Party stating that it disputes all or any portion of a claim set forth in a Claim Notice or an Indemnity Notice.

           "Retained Liabilities" has the meaning ascribed to it in Section
            --------------------                                    -------
1.02(b).
-------

           "ROFR Agreement" means that certain Right of First Refusal, dated as
            --------------
of November 15, 1999, by and among Seller, Parent and Purchaser.

           "Seller" has the meaning ascribed to it in the forepart of this
            ------
Agreement.

           "Seller Consolidating Statements" has the meaning ascribed to it in
            -------------------------------
Section 2.14.
------------

           "Seller Indemnified Parties" means Seller and its officers,
            --------------------------
directors, employees, agents and Affiliates.

           "Shareholders Agreement" means that certain Shareholders Agreement,
            ----------------------
substantially in the form attached hereto as Exhibit N, executed by and between Purchaser and Paul W. Lowden, an individual.

           "Survey" means that certain land title survey of the Real Property
            ------
prepared by Carter Burgess, dated as of June 12, 2000.

           "Surplus" means the amount, if any, by which Net Current Assets as
            -------
determined from the Closing Date Balance Sheet is a positive number.

           "Tangible Personal Property" has the meaning ascribed to it in
            --------------------------
Section 1.01(a)(iii).
--------------------

           "Tax Return" means any return, declaration, report, claim for refund,
            ----------
or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

           "Taxes" means any federal, state, local, or foreign income, gross
            -----
receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code "59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and any expenses incurred in connection with the determination, settlement or litigation of any Tax liability.

           "Tenant Security Deposits" has the meaning ascribed to it in Section
            ------------------------                                    -------
1.03(a)(iii).
------------

           "Third Party Claim" has the meaning ascribed to it in Section
            -----------------                                    -------
11.02(a).
--------

           "Title VII" means Title VII of the Civil Rights Act of 1964, as
            ---------
amended.

           "Title Company" has the meaning ascribed to it in Section 9.01(c).
            -------------                                    ---------------

           "Title Policy" has the meaning ascribed to it in Section 9.01(c).
            ------------                                    ---------------

           "Title Report" has the meaning ascribed to it in Section 9.01(a).
            ------------                                    ---------------

           "Transferred Assets" has the meaning ascribed to it in Section
            ------------------                                    -------
1.03(a).
-------

           "Transfer Taxes" has the meaning ascribed to it in Section 8.01(a).
            --------------                                    ---------------

           "Transfer Time" has the meaning ascribed to it in Section 1.05.
            -------------                                    ------------

           "Vehicles" has the meaning ascribed to it in Section 1.01(a)(vii).
            --------                                    --------------------

          "WARN" means the Worker Adjustment and Retraining Notification Act of
           ----
1988, as amended.

          (b)  Construction of Certain Terms and Phrases. Unless the context of
               -----------------------------------------
this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of Seller in connection with the Business. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                  ARTICLE XIV

                                 MISCELLANEOUS

          14.01.    Notices. All notices, requests and other communications
                    -------
hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

If to Purchaser, to:                Station Casinos, Inc.
                                    2411 W. Sahara Avenue
                                    Las Vegas, Nevada  89102
                                    Attention:  Scott M. Nielson, Esq.
                                    Telephone:   (702) 367-2458
                                    Telecopy:    (702) 253-2926

with a copy to:                     Milbank, Tweed, Hadley & McCloy LLP
                                    601 South Figueroa Street, 30th Floor
                                    Los Angeles, California  90017-5735
                                    Attention:  Kenneth J. Baronsky, Esq.
                                    Telephone:   (213) 892-4000
                                    Telecopy:    (213) 629-5063


If to Parent or Seller, to:         Santa Fe Gaming Corporation
                                    4949 North Rancho Drive
                                    Las Vegas, Nevada
                                    Attention:  Paul W. Lowden
                                    Telephone:  (702) 658-4300
                                    Telecopy:  (702) 658-4304
with a copy to:           Gordon & Silver, Ltd.
                          3960 Howard Hughes Parkway, 9/th/ Floor
                          Las Vegas, Nevada 89109
                          Attention: James S. Mace, Esq.
                          Telephone: (702) 796-5555
                          Telecopy: (702) 369-2666

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

          14.02.  Bulk Sales Act.  The parties hereby waive compliance with the
                  --------------
bulk sales act or comparable statutory provisions of each applicable jurisdiction.

          14.03.  Entire Agreement.  This Agreement and the Operative Agreements
                  ----------------
supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof between the parties, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof, other than the ROFR Agreement and the Non-Competition Agreement.

          14.04.  Expenses.  Except as otherwise expressly provided in this
                  --------
Agreement (including, without limitation, as provided in Section 12.02), whether
                                                         -------------
or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the Operative Agreements and the transactions contemplated hereby and thereby.

          14.05.  Public Announcements.  At all times at or before the Closing,
                  --------------------
Seller and Purchaser will not issue or make any reports, statements or releases to the public with respect to this Agreement or the transactions contemplated hereby without the consent of the other, which consent shall not be unreasonably withheld. If either party is unable to obtain the approval of its public report, statement or release from the other party and the party seeking such approval reasonably considers such report, statement or release to be required by Law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other party with a copy thereof. Seller and Purchaser will also obtain the other party's prior approval of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

          14.06.  Confidentiality.  Each party hereto will hold, and will use
                  ---------------
its best efforts to cause its Affiliates, and in the case of Purchaser, any Person who has provided, or who is considering providing, financing to Purchaser to finance all or any portion of the Purchase

Price, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate, Person who has provided, or who is considering providing, financing or Representative), unless (i) compelled to disclose by judicial or administrative process (including, without limitation, in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions will not apply to Purchaser's use of documents and information concerning the Business, the Transferred Assets or the Assumed Liabilities furnished by Seller hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates, any Person who has provided, or who is considering providing, financing to such party and their respective Representatives to, promptly (and in no event later than five (5) Business Days after such request) redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives.

          14.07.  Waiver; Remedies; Attorneys Fees.  Any term or condition of
                  --------------------------------
this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative. The parties hereto agree that the Business is a unique asset and that damages suffered by Purchaser as a result of a breach of this Agreement by Seller would be impracticable to determine. Accordingly, the parties hereto agree that Purchaser shall be entitled to seek specific performance of the terms of this Agreement in the event of a breach of the terms of this Agreement. In the event of a dispute between the parties hereto arising out of or relating to this Agreement or any breach hereof, the prevailing party in such dispute will be entitled to recover its reasonable attorneys fees and other costs and expenses relating to such dispute from the non-prevailing party.

          14.08.  Amendment.  This Agreement may be amended, supplemented or
                  ---------
modified only by a written instrument duly executed by or on behalf of each party hereto.

          14.09.  No Third Party Beneficiary.  The terms and provisions of this
                  --------------------------
Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article XI.
                                            ----------

          14.10.  No Assignment; Binding Effect.  Neither this Agreement nor any
                  -----------------------------
right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that Purchaser may assign any or all of its rights, interests and obligations hereunder (including, without limitation, its rights under Article
XI) to (i) a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, (ii) any post-Closing purchaser of the Business or a substantial part of the Transferred Assets or (iii) any financial institution providing purchase money or other financing to Purchaser from time to time as collateral security for such financing. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          14.11.  Headings.  The headings used in this Agreement have been
                  --------
inserted for convenience of reference only and do not define or limit the provisions hereof.

          14.12.  Consent to Jurisdiction; Venue.  Each party hereby irrevocably
                  ------------------------------
submits to the exclusive jurisdiction of the United States District Court for the District of Nevada or any court of the State of Nevada located in the City of Las Vegas in any action, suit or proceeding arising out of or relating to this Agreement or any of the Operative Agreements or any of the transactions contemplated hereby or thereby, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of Nevada other than for such purpose. Each party hereby irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

          14.13.  Invalid Provisions.  If any provision of this Agreement is
                  ------------------
held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

          14.14.  Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the Laws of the State of Nevada applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          14.15.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

PURCHASER:                              STATION CASINOS, INC.,
                                        a Nevada corporation


                                        By:          /s/
                                           -----------------------------------
                                           Name:  Glenn C. Christenson
                                                ------------------------------
                                           Title: EVP/CFO/CAO
                                                 -----------------------------

SELLER:                                 SANTA FE HOTEL INC.,
                                        a Nevada corporation


                                        By:          /s/
                                           -----------------------------------
                                           Name:  Paul W. Lowden
                                                ------------------------------
                                           Title: Chairman
                                                 -----------------------------

PARENT:                                 SANTA FE GAMING CORPORATION,
                                        a Nevada corporation


                                        By:          /s/
                                           -----------------------------------
                                           Name:  Paul W. Lowden
                                                ------------------------------
                                           Title: President
                                                ------------------------------


                                        AS TO SECTION 4.10 ONLY:
                                              ------------

                                                  /s/
                                        --------------------------------------
                                        PAUL W. LOWDEN, an individual

                                                  /s/
                                        ---------------------------------------
                                        DAVID G. LOWDEN, an individual

                                                  /s/
                                        ---------------------------------------
                                        CHRISTOPHER W. LOWDEN, an individual

                               OPTION AGREEMENT

          This OPTION AGREEMENT (this "Agreement") is made and entered into as
                                       ---------
of __________, 2000 by and among SANTA FE HOTEL INC., a Nevada corporation ("Optionor"), STATION CASINOS, INC., a Nevada corporation ("Optionee"), and
  --------                                                  --------
SANTA FE GAMING CORPORATION, a Nevada corporation ("Parent").
                                                    ------

          WHEREAS, Optionor, Optionee, and Parent are parties to that certain Asset Purchase Agreement dated as of June 12, 2000 (the "Purchase Agreement"),
                                                         ------------------
pursuant to which Optionor has agreed to sell, and Optionee has agreed to buy, certain assets of Optionor relating to the operation of the Business. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

          WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Optionee wishes to acquire an option to purchase the real estate hereinafter described from Optionor, together with all improvements, if any, situated thereon.

          NOW THEREFORE, in consideration of the cash payment made by Optionee to Optionor pursuant to the terms and conditions of the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Grant of Option.  Optionor hereby grants to Optionee, for a period of
          ---------------
three (3) years (the "Term") from the date of this Agreement, the exclusive
                      ----
option to purchase, upon the following terms and conditions, that certain parcel of real property in the State of Nevada, County of Clark, more particularly described on Exhibit A attached hereto (the "Option Property").
             ---------                       ---------------

     2.   Proof of Title.  Attached hereto as Exhibit B is a preliminary title
          --------------                      ---------
report issued by Stewart Title of Nevada (the "Title Company") covering the
                                               -------------
Option Property (the "Original PTR"). All title exceptions reflected on the
                      ------------
Original PTR (except those exceptions deleted by Optionee), and all matters disclosed by a survey of the Option Property, a copy of which has been provided to Optionee (except those matters specifically objected to by Optionee), are hereinafter referred to as the "Permitted Exceptions". The Permitted Exceptions
                                --------------------
shall also include such other title exceptions which (a) are disclosed or become apparent to Purchaser after the date hereof, and (b) which (i) are not already Permitted Exceptions, (ii) cannot be removed by the payment of a sum of money,
(iii) are not caused by the intentional act of Optionor or any Affiliate of Optionor after the date hereof, and (iv) do not materially adversely affect the value of the Option Property, or as to which Optionee has not timely objected. Optionee must notify Optionor in writing of its objection to any such subsequently arising matter on or before the date which is ten (10) days after Optionee's receipt of the PTR Update (as defined below) disclosing such additional exception. Within ten (10) days following Optionee's request at any time during the Term of the option, Optionor shall deliver to Optionee an update to the PTR (each, a "PTR Update").
                            ----------

     3.   Acceptable Title.  If the evidence of title revealed by the PTR or any
          ----------------
PTR Update shall meet the requirements specified in Paragraph 2 hereof, Optionee
                                                    -----------
shall have ninety (90) days after delivery to Optionor of Optionee's written notice of Optionee's intent to exercise the option (the "Exercise Notice") in
                                                         ---------------
order to close its acquisition of the Option Property. If Optionee shall not do so within such time period, this option shall terminate, and no part of the consideration paid for this option shall be refunded to Optionee.

     4.   Nonacceptable Title.  If the evidence of title shall not meet the
          -------------------
requirements specified in Paragraph 2 hereof, and Optionee shall so notify
                          -----------
Optionor in writing in its Exercise Notice, specifying the title matters to which Optionee objects, Optionor shall have thirty (30) days after receipt of such Exercise Notice to cure the defects, and will in good faith exercise reasonable efforts to do so. If the defects are cured within that time and notice thereof given to Optionee, Optionee shall have ninety (90) days after receipt of such notice to close its acquisition of the Option Property. If Optionee shall not do so within such time period, this option shall terminate, and no part of the consideration paid for this option shall be refunded. If the defects are not cured within the aforementioned thirty (30) day period, Optionee shall have thirty (30) days after expiration of said thirty (30) day period to exercise the option to purchase notwithstanding the defects by notifying Optionor in writing. If Optionee shall not do so within that time, Optionor shall promptly refund the full amount of the consideration paid for this option, and this option shall terminate.

     5.   Payment of Purchase Price.  The purchase price (the "Purchase Price")
          -------------------------                            --------------
for the Option Property is $5,500,000, against which there shall be credited the entire consideration paid for this option. Optionee will pay the balance of the Purchase Price in cash upon the closing of the transactions contemplated herein (the "Closing"). At the Closing, the parties hereto agree to make customary and
      -------
appropriate adjustments and prorations, and except as otherwise provided in this Agreement, the parties hereto shall pay all costs and expenses as are usually and customarily paid by purchasers and sellers of real property.

     6.   Delivery of Deed and Possession.  At Closing, Optionor will promptly
          -------------------------------
execute and deliver to Optionee a good and sufficient grant, bargain and sale deed, with proper documentary stamps affixed thereto, conveying the Option Property to Optionee, and an ALTA Extended Coverage Owner's Policy of Title Insurance, reflecting only the Permitted Exceptions and other exceptions or defects of title specifically approved by Optionee or permitted under this Agreement, and with such endorsements as are reasonably requested by Optionee, all at Optionor's expense, and shall at the same time deliver possession of the Option Property to Optionee.

     7.   Adjustments.  Real property taxes and assessments shall be prorated as
          -----------
of the date of Closing.

     8.   Time of Essence.  Time is of the essence of this option.
          ---------------

     9.   Place of Closing.  The Closing of all matters relating to this option,
          ----------------
including the payment of the Purchase Price and the delivery of the deed, shall take place at the offices of the Title Company.

     10.  Representations, Warranties and Covenants.  In addition to each of the
          -----------------------------------------
representations and warranties of Optionor and Parent relating to the Option Property contained in the Purchase Agreement, each of which are incorporated herein by reference, Optionor and Parent hereby represent, warrant and covenant to Optionee that the following matters are true and correct as of the execution of this Agreement and will also be true and correct as of the Closing:

          (a)  Intentionally Deleted;

          (b) The current use and operation of the Option Property is in compliance with applicable environmental, zoning, subdivision, and land use laws, and other local, state and federal laws and regulations. Neither Optionor nor Parent has received any notice from any governmental authority advising Optionor or Parent of a violation of any such laws or regulations;

          (c)  There are no leases covering the Option Property;

          (d) Optionor covenants and agrees to deliver to Optionee a list of all of the contracts affecting or binding upon the Option Property to which Optionor is a party or which would constitute a lien upon the Option Property (the "Contracts") no later than ten (10) days after Optionee's request, for
      ---------
Optionee's review and approval. Such list shall be designated by Optionor, and deemed upon delivery to Optionee, as a true, complete and correct schedule of all of the Contracts. True, complete and correct copies of such Contracts shall have been or shall thereafter be delivered to Optionee for Optionee's review within ten (10) days following Optionee's request. All such Contracts are in full force and effect, without default by any party and without any claims made for the right of setoff, except as expressly provided by the terms of such Contracts or as disclosed to Optionee in writing at the time of such delivery. The Contracts constitute the entire agreements relating to the Option Property, have not been amended, modified or supplemented, except for such amendments, modifications and supplements delivered to Optionee, and there are no other agreements with any third parties affecting the Option Property which will survive the Closing;

          (e) Except as disclosed to Optionee in writing as of the date hereof, there are no condemnation, environmental, zoning or other land-use regulation proceedings, either instituted or, to Optionor's knowledge, planned to be instituted, which would detrimentally affect the value of the Option Property or the use and operation of the Option Property, nor are there any assessments affecting the Property other than as set forth in the PTR;

          (f)  The Option Property is zoned "C-2" and "R-E";

          (g) Optionor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is not insolvent; this agreement has been, and all documents to be executed by Optionor which are to be delivered to Optionee at the closing will be, duly authorized, executed, and delivered by Optionor, is, and in the case of documents to be delivered, will be, legal, valid, and binding obligations of Optionor enforceable against Optionor in accordance with their respective terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally), shall be sufficient to convey title (if they purport to do so), and do not, and will not at the Closing, violate any provisions of any agreement to which Optionor is a party or to which it is subject;

          (h) At Closing, there will be no outstanding contracts made by Optionor for the construction or repair of any improvements to the Option Property which have not been fully paid for, and Optionor shall cause to be discharged all mechanics or materialmen's liens arising from any labor or materials furnished to the Option Property prior to the Closing;

          (i) Except as set forth in that certain Phase I Environmental Site Assessment dated June 9, 2000, prepared by Western Technologies, Inc., as Project No. 4180JL194, (i) no Hazardous Materials are used, generated, transported, treated, constructed, deposited, stored, dispensed, placed or located in, on or under the Option Property, and (ii) Optionor has no knowledge of the use, treatment, storage, disposal or existence of any Hazardous Materials
                                                             -------------------
at the Option Property which might create any liability of owners or occupants of the Option Property under any federal, state or local law or regulation or which would require reporting to a governmental agency. For the purpose of this Agreement, "Hazardous Materials" shall include, but not be limited to, (A) substances defined as "hazardous materials," "hazardous substances," "hazardous wastes," or "toxic substances" in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S) 9601, et seq.; the Materials Transportation Act, 49 U.S.C. (S) 1801, et seq.;
      -- ---                                                         -- ---
the Resource Conservation and Recovery Act 42 U.S.C. (S) 6901 et seq.; Section
                                                              -- ---
252117 of the California Health Safety Code; Section 25316 of the California Health Safety Code; and in the regulations adopted and publications promulgated pursuant to said laws from time to time, and (B) any chemical, material, substance or other matter of any kind whatsoever which is prohibited, regulated or limited by any federal, state, local, county or regional authority or legislation, including, without limitation, that enumerated above in clause (A) above. Except as set forth in that certain Phase I Environmental Site Assessment dated June 9, 2000, prepared by Western Technologies, Inc., as Project No. 4180JL194, there is no asbestos or PCB contained in or stored on the Option Property;

          (j) Optionor covenants and agrees to deliver to Optionee, no later than ten (10) days following Optionee's request, a list of all of pending, or, to the best of Optionor's knowledge, threatened legal proceedings or actions of any kind or character affecting the Option Property or Optionor's interest in the Option Property (excluding any such threatened legal proceedings or actions brought by Carl Icahn or David Lesser or any of their respective Affiliates). Such list shall be designated by Optionor, and deemed upon delivery to Optionee, as a true, complete and correct schedule of all of such pending or threatened legal proceedings or actions. Other than as shall be set forth on such list, there are no pending, or, to the best of Optionor's knowledge, threatened legal proceedings or actions of any kind or character affecting the Option Property or Optionor's interest therein. Except as delivered to Optionee, there are no litigation documents relating to any of the matters set forth the aforementioned list;

          (k) Optionor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, and Optionor will furnish to Optionee, prior to the Closing, an affidavit to such effect in form and substance reasonably acceptable to Optionee.

          The representations and warranties made in this Agreement by Optionor and Parent shall be continuing and shall be deemed remade by Optionor and Parent as of the Closing with the same force and effect as if in fact made at that time. None of the representations or warranties made in this Agreement shall merge into any instrument or conveyance delivered at the Closing but shall survive the Closing for a period of five (5) years. Notwithstanding anything to the contrary herein, the effect of the representations and warranties made in this Agreement shall not be diminished or deemed to be waived by any inspections, tests or investigations made by Optionee or its agents.

     11.  Optionee's License to Use Option Property.  Optionor hereby grants
          -----------------------------------------
Optionee an exclusive license to enter upon and use the Option Property at any time during the Term of this Agreement. In the event that Optionee elects to enter upon and use the Option Property pursuant to such license, Optionee covenants (a) to maintain customary liability insurance coverage regarding Optionee's use of the Option Property, (b) not to affix or attach any object or improvement to the Option Property in such a manner as would cause damage to the Option Property, and (c) to indemnify and hold Optionor harmless from and against any losses, claims or damages resulting directly from Optionee's use of the Option Property. In the event that Optionee elects not to acquire the Option Property from Optionor, Optionee shall remove all improvements and additions to the Option Property installed by Optionee, if any, and shall restore the Option Property to its original condition at no cost to Optionor.

     12.  Notices.  All notices and other items required to be given or
          -------
delivered under this Agreement shall be delivered in accordance with the terms and conditions of the Purchase Agreement governing the delivery of notices.

     13.  Memorandum of Option.  At the Closing, Optionor and Optionee shall
          --------------------
execute and record a memorandum of this Agreement, in form and substance acceptable to Optionor and Optionee, in the official records of the county where the Option Property is located.

          IN WITNESS WHEREOF, the parties hereto have signed and acknowledged this Agreement as of _________, 2000.


                              OPTIONOR:

                              SANTA FE HOTEL INC.,
                              a Nevada corporation


                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________



                              OPTIONEE:

                              STATION CASINOS, INC.,
                              a Nevada corporation


                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________



                              PARENT:

                              SANTA FE GAMING CORPORATION,
                              a Nevada corporation


                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                                   EXHIBIT A
                                   ---------

                   Legal Description of the Option Property
                   ----------------------------------------

                                [See attached]